UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Zura Bio Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 19, 2023
Dear Shareholder:
You are cordially invited to attend an extraordinary general meeting of shareholders (“Extraordinary General Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), to be held as a virtual meeting on Thursday, June 1, 2023 at 12:00 p.m. Eastern time. The Extraordinary General Meeting will be broadcast via webcast. You will be able to attend the Extraordinary General Meeting by first registering at https://viewproxy.com/zura/2023/htype.asp. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. The physical location for the Extraordinary General Meeting will be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United State of America.
Details regarding the business to be conducted at the Extraordinary General Meeting are described in the accompanying Notice of Extraordinary General Meeting of Shareholders and Proxy Statement. At the Extraordinary General Meeting, you will be asked to consider and vote on the following proposals:
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Proposal 1 — To approve, by ordinary resolution, the issuance of an aggregate of 15,073,530 of the Company’s Class A ordinary shares, par value $0.0001 per share (“Shares”) (including 3,782,000 Shares issuable upon exercise of pre-funded warrants (“Pre-Funded Warrants”)) to certain institutional and accredited investors (“Subscribers”), for consideration of approximately $64 million, pursuant to those certain Subscription Agreements, dated as of April 26, 2023, by and between the Company and the Subscribers (the “Subscription Agreements”) (the issuance of such Shares and Pre-Funded Warrants, the “Second Placement”), which, combined with the 3,750,000 Shares issued to certain of the Subscribers on May 1, 2023, for consideration of approximately $16 million, pursuant to the Subscription Agreements (the issuance of such Shares, the “First Placement” and together with the Second Placement, the “Private Placement”), would result in the issuance of more than 20% of our outstanding Shares at a discount to the “Minimum Price,” as defined under the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), on the date we entered into the Subscription Agreements, which under Nasdaq rules requires us to obtain shareholder approval (the “Private Placement Proposal”);

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Proposal 2 — To approve, by ordinary resolution, the issuance in the Second Placement of 117,647 Shares to Amit Munshi, the Company’s Non-Executive Chairman, pursuant to the Subscription Agreement, dated as of April 26, 2023, by and between the Company and Mr. Munshi, and the grant of options to purchase 1,130,000 Shares to Mr. Munshi (such issuance and grant, the “Equity Compensation” and such proposal, the “Equity Compensation Proposal”);

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Proposal 3 — To approve, by ordinary resolution, an amendment (the “EIP Amendment”) to the Company’s 2023 Equity Incentive Plan (the “EIP”) to increase the number of our Shares for which awards may be granted under the EIP by an additional 5,564,315 Class A ordinary shares (the “EIP Amendment Proposal”); and

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Proposal 4 — To, by ordinary resolution, approve the adjournment of the Extraordinary General Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the Private Placement Proposal, the Equity Compensation Proposal and the EIP Amendment Proposal, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with the Private Placement Proposal, the Equity Compensation Proposal and the EIP Amendment Proposal, the “Proposals”).

The accompanying Notice of Extraordinary General Meeting of Shareholders and Proxy Statement provides you with more specific information concerning the Extraordinary General Meeting, the Subscription

Agreements, the transactions contemplated by the Subscription Agreements, the Private Placement, the Equity Compensation, the EIP Amendment and other related matters. It also provides information as to how to cast your vote.
The Company’s Board of Directors recommends that you vote FOR each of the Proposals. Your vote is important.
Shareholders of record at the close of business on May 3, 2023 will be entitled to notice of and to vote at the Extraordinary General Meeting or at any adjournment or postponement thereof. You will be able to vote electronically and submit questions during the Extraordinary General Meeting only if you use your control number, which will be included on your proxy card (if you received a printed copy of the proxy materials), to log on to the meeting.
Whether or not you plan to attend the Extraordinary General Meeting, we hope you will vote as soon as possible. You may vote over the Internet or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the notice you received in the mail.
On behalf of the Board of Directors and the employees of the Company, we thank you for your continued support and look forward to seeing you at the Extraordinary General Meeting.
Sincerely,
/s/ Someit Sidhu

Someit Sidhu
Chief Executive Officer

ZURA BIO LIMITED
4225 Executive Square, Suite 600
La Jolla, CA 92037
(858) 247-0520
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To the Shareholders of Zura Bio Limited:
NOTICE IS HEREBY GIVEN that the extraordinary general meeting of shareholders (“Extraordinary General Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), will be held as a virtual meeting on Thursday, June 1, 2023 at 12:00 p.m. Eastern time. The Extraordinary General Meeting will be broadcast via webcast. You will be able to attend the Extraordinary General Meeting by first registering at https://viewproxy.com/zura/2023/htype.asp. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. The physical location for the Extraordinary General Meeting will be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United State of America.
The Company is holding the Extraordinary General Meeting to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement:
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Proposal 1 — To approve, by ordinary resolution, the issuance of an aggregate of 15,073,530 of the Company’s Class A ordinary shares, par value $0.0001 per share (“Shares”) (including 3,782,000 Shares issuable upon exercise of pre-funded warrants (“Pre-Funded Warrants”)) to certain institutional and accredited investors (“Subscribers”), for consideration of approximately $64 million, pursuant to those certain Subscription Agreements, dated as of April 26, 2023, by and between the Company and the Subscribers (the “Subscription Agreements”) (the issuance of such Shares and Pre-Funded Warrants, the “Second Placement”), which, combined with the 3,750,000 Shares issued to certain of the Subscribers on May 1, 2023, for consideration of approximately $16 million, pursuant to the Subscription Agreements (the issuance of such Shares, the “First Placement” and together with the Second Placement, the “Private Placement”), would result in the issuance of more than 20% of our outstanding Shares at a discount to the “Minimum Price,” as defined under the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), on the date we entered into the Subscription Agreements, which under Nasdaq rules requires us to obtain shareholder approval (the “Private Placement Proposal”);

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Proposal 2 — To approve, by ordinary resolution, the issuance in the Second Placement of 117,647 Shares to Amit Munshi, the Company’s Non-Executive Chairman, pursuant to the Subscription Agreement, dated as of April 26, 2023, by and between the Company and Mr. Munshi, and the grant of options to purchase 1,130,000 Shares to Mr. Munshi (such issuance and grant, the “Equity Compensation” and such proposal, the “Equity Compensation Proposal”);

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Proposal 3 — To approve, by ordinary resolution, an amendment (the “EIP Amendment”) to the Company’s 2023 Equity Incentive Plan (the “EIP”) to increase the number of our Shares for which awards may be granted under the EIP by an additional 5,564,315 Class A ordinary shares (the “EIP Amendment Proposal”); and

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Proposal 4 — To, by ordinary resolution, approve the adjournment of the Extraordinary General Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the Private Placement Proposal, the Equity Compensation Proposal and the EIP Amendment Proposal, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with the Private Placement Proposal, the Equity Compensation Proposal and the EIP Amendment Proposal, the “Proposals”).

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Company’s Board of Directors recommends that you vote FOR each of the Proposals. The record date for the Extraordinary General Meeting is May 3, 2023. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the Extraordinary General Meeting will be available for inspection by any shareholder at our executive offices for a period of 10 days prior to the Extraordinary General Meeting, and also during the Extraordinary General Meeting by requesting the file via the chat function on the virtual platform until the close of such meeting.
Shareholders may vote and submit questions while attending the Extraordinary General Meeting virtually via the internet. You will need the 11 or 16-digit control number included on your proxy card (if you received a paper delivery of proxy materials), to enter the Extraordinary General Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are posted at https://viewproxy.com/zura/2023/htype.asp.
Whether or not you expect to attend the Extraordinary General Meeting, you are strongly encouraged to vote through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Extraordinary General Meeting. Voting instructions are provided on your proxy card and included in the accompanying Proxy Statement. To be counted, all Internet proxies must be received by 1:00 a.m., Eastern time, on June 1, 2023, and all proxy cards must be returned to the address indicated on the business reply envelope included with the proxy materials so as to be received before the Extraordinary General Meeting. Even if you have voted by proxy, you may still vote over the internet during the Extraordinary General Meeting at www.AALvote.com/ZURA. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Extraordinary General Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.
Your vote is important. Whether or not you plan to attend the Extraordinary General Meeting, we hope you will vote as soon as possible. You may vote over the Internet or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the notice you received in the mail.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 1, 2023:
THE COMPANY’S PROXY MATERIALS ARE AVAILABLE
AT www.viewproxy.com/ZURA/2023.
By order of the Board,
/s/ Someit Sidhu

Someit Sidhu
Chief Executive Officer
May 19, 2023
The proxy materials are being made available on or about May 19, 2023.

ZURA BIO LIMITED
4225 Executive Square, Suite 600
La Jolla, CA 92037
(858) 247-0520
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 1, 2023
AT 12:00 P.M. EASTERN TIME
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference into this proxy statement, contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this proxy statement. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of the Company’s filings with the SEC, including, without limitation, the risks and uncertainties described in the Registration Statement on Form S-4, as amended (the “Registration Statement”). These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside of the Company’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company; (2) volatility in the price of the Company’s securities; (3) the inability to realize the anticipated benefits of the merger involving ZBHL and JATT (each as defined below), which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (4) costs related to the Private Placement (as defined below), subsequent financing transactions and the ongoing costs relating to operating as a public company; (5) changes in the applicable laws or regulations; (6) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates; (8) the potential inability of the Company to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (9) the enforceability of the Company’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (10) the possibility that the Company’s shareholders do not approve any or all of the Proposals (as defined below) and failure to satisfy other customary closing conditions in connection with the Private Placement; and (11) other risks and uncertainties described in the Registration Statement and such other documents filed by the Company from time to time with the United States Securities and Exchange (the “SEC”). The Company cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The Company gives no assurance that it will achieve its expectations and does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
We are providing you with these proxy materials because the Board of Zura Bio Limited, or the “Board”, is soliciting your proxy to vote at the Extraordinary General Meeting of Shareholders, or the “Extraordinary General Meeting”, of Zura Bio Limited, including at any adjournments or postponements thereof, to be held on Thursday, June 1, 2023 at 12:00 p.m. Eastern time and will be held in a completely virtual format. Please visit the website https://viewproxy.com/zura/2023/htype.asp to register to attend the Extraordinary General Meeting. The physical location for the Extraordinary General Meeting will be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United State of America. You are invited to attend the Extraordinary General Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Extraordinary General Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. As used in this Proxy Statement, references to “we,” “us,” “our” and the “Company” refer to Zura Bio Limited and references to “Class A ordinary shares”, “Shares” and “Class A ordinary share” refer to the Company’s Class A ordinary shares, par value $0.0001 per share.
How do I attend the Extraordinary General Meeting?
The Extraordinary General Meeting will be held on Thursday, June 1, 2023 at 12:00 p.m. Eastern time.
You may attend the Extraordinary General Meeting virtually via the internet by first registering at https://viewproxy.com/zura/2023/htype.asp. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. Shareholders may vote and submit questions while attending the Extraordinary General Meeting virtually via the internet. You will need the password provided upon registration, to enter the Extraordinary General Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are posted at https://viewproxy.com/zura/2023/htype.asp.
You are strongly urged to attend the Extraordinary General Meeting virtually. The physical location of the Extraordinary General Meeting will be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United State of America.
When is the record date for the Extraordinary General Meeting?
The Board has fixed the record date for the Extraordinary General Meeting as of the close of business on May 3, 2023.
Who can vote at the Extraordinary General Meeting?
Only shareholders of record at the close of business on May 3, 2023 will be entitled to vote at the Extraordinary General Meeting or any adjournment thereof. On this record date, there were a total of 31,802,155 Class A ordinary shares of the Company outstanding and entitled to vote. Pursuant to Nasdaq rules, the 3,750,000 Class A ordinary shares issued by the Company in the First Placement (as defined below) and the 1,550,000 Class A ordinary shares granted by the Company to Eli Lilly and Company (“Lilly”) as described in Proposal 1 under the heading “Why We Need Shareholder Approval” are not eligible to vote on Proposal 1 and therefore 26,502,155 Class A ordinary shares are entitled to vote on Proposal 1.
Shareholder of Record: Shares Registered in Your Name
If on May 3, 2023, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, or Continental, then you are a shareholder of record. As a shareholder of record, you may vote at the Extraordinary General Meeting, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If on May 3, 2023, your shares were held, not in your name, but rather in an account of a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and that organization is responsible for delivering the proxy card to you. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are three matters scheduled for a vote:
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Approval of the Private Placement Proposal (as defined below);

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Approval of the Equity Compensation Proposal (as defined below); and

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Approval of the EIP Amendment Proposal (as defined below).

If necessary, you will also be asked to vote on the Adjournment Proposal.
If shareholders approve any or all of the Proposals, will I be required to sell my securities of the Company?
The Private Placement (as defined below) involves the purchase by certain investors of newly issued Class A ordinary shares and pre-funded warrants to purchase Class A ordinary shares. The Equity Compensation (as defined below) involves the issuance of newly issued Class A ordinary shares and grant of options to purchase yet to be issued Class A ordinary shares to our Non-Executive Chairman. The EIP Amendment (as defined below) involves the reservation of Class A ordinary shares for yet to be granted awards under the Company’s 2023 Equity Incentive Plan (the “EIP” or the “Equity Incentive Plan”). You will not be required to sell any of your securities of the Company if any or all of the Proposals are approved by the shareholders.
How do I vote?
If you are a shareholder of record and your shares are registered directly in your name, you may vote:
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By Internet.   To vote through the internet, go to www.AALvote.com/ZURA to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card. Your Internet vote must be received by 1:00 a.m., Eastern time, on June 1, 2023 to be counted.

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By Proxy Card.   Complete and mail the proxy card, which you may have received by mail, and return it promptly in the envelope provided. If you return your signed proxy card before the Extraordinary General Meeting, we will vote your shares as you direct.

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Virtually at the Extraordinary General Meeting.   Registered holders may vote during the Extraordinary General Meeting via the Internet using the control number indicated on your proxy card or voting instruction form by going to www.AALvote.com/ZURA.

If your ordinary shares are held in “street name” (i.e., held for your account by a broker, bank or other nominee), you should receive a notice containing voting instructions from that organization rather than from us. You should follow the instructions in the notice to ensure your vote is counted. To vote at the Extraordinary General Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each Class A ordinary share you own as of May 3, 2023.

What are the Board’s recommendations on how to vote my shares?
The Board recommends a vote:
Proposal 1: FOR approval of the Private Placement Proposal; Proposal 2: FOR approval of the Equity Compensation Proposal; Proposal 3: FOR approval of the EIP Amendment Proposal; and (if necessary) Proposal 4: FOR approval of the Adjournment Proposal.
Who will solicit the proxies and pay the cost of soliciting proxies for the Extraordinary General Meeting?
We will pay the cost of soliciting proxies for the Extraordinary General Meeting. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Alliance Advisors, LLC a fee of approximately $18,750 and will reimburse Alliance Advisors, LLC for its reasonable out-of-pocket expenses and indemnify it and its affiliates against certain claims, liabilities, losses, damages, and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of the Class A ordinary shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
What if I return a proxy card or otherwise vote without giving specific voting instructions?
If you return a signed and dated proxy card or otherwise vote without instructions as to how your shares should be voted on a particular proposal at the Extraordinary General Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If your shares are held in street name, your broker, bank or other nominee may under certain circumstances vote your shares if you do not instruct your broker, bank or other nominee how to vote your shares. Brokers, banks and other nominees can vote your shares on routine matters, but cannot vote such shares on non-routine matters. The approval of the Private Placement Proposal (Proposal 1), the Equity Compensation Proposal (Proposal 2), the EIP Amendment Proposal (Proposal 3) and the Adjournment Proposal (Proposal 4) are non-routine matters. We encourage you to provide voting instructions to your broker, bank or other nominee. This ensures that your shares will be voted at the Extraordinary General Meeting according to your instructions. You should receive directions from your broker, bank or other nominee about how to submit your proxy to them at the time you receive this Proxy Statement.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions included in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record:   Shares Registered in Your Name
Yes. If you are the shareholder of record for your shares, you may revoke your proxy at any time before the final vote at the Extraordinary General Meeting in one of the following ways:
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by notifying our Secretary in writing at 4225 Executive Square, Suite 600, La Jolla, CA 92037 that you are revoking your proxy, provided such notice is received before the Extraordinary General Meeting;

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by submitting another properly completed proxy with a later date, provided we receive it before the Extraordinary General Meeting;

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by transmitting a subsequent vote over the Internet prior to 1:00 a.m., Eastern time, on June 1, 2023; or

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by attending the Extraordinary General Meeting and voting via the Internet using the unique join link sent to you once properly registered at https://viewproxy.com/zura/2023/htype.asp.

Your last vote, whether prior to or at the Extraordinary General Meeting, is the vote that we will count.
Beneficial Owner:   Shares Registered in the Name of a Broker, Bank or Other Nominee
If your shares are held in “street name”, you must contact your broker, bank or other nominee for instructions as to how to change your vote. Your attendance at the Extraordinary General Meeting does not revoke your proxy. Your last vote, whether prior to or at the Extraordinary General Meeting, is the vote that we will count.
How is a quorum reached?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding Class A ordinary shares entitled to vote are present at the Extraordinary General Meeting in person or represented by proxy. On the record date, there were 31,802,155 Class A ordinary shares outstanding and entitled to vote. Thus, for Proposals 2, 3 and 4, the holders of 15,901,078 Class A ordinary shares must be present in person or represented by proxy at the Extraordinary General Meeting to have a quorum. As mentioned above, pursuant to Nasdaq rules, the 3,750,000 Class A ordinary shares issued by the Company in the First Placement and the 1,550,000 Class A ordinary shares granted by the Company to Lilly as described in Proposal 1 under the heading “Why We Need Shareholder Approval” are not eligible to vote on Proposal 1 and therefore 26,502,155 Class A ordinary shares are entitled to vote and 13,251,078 Class A ordinary shares must be present in person or represented by proxy at the Extraordinary General Meeting to have a quorum for Proposal 1.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend in person at the Extraordinary General Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If a quorum is not present within half an hour from the time appointed for the meeting to commence or if, during the meeting, a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If, at the adjourned meeting, a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present shall be a quorum.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other nominee cannot vote the shares. These unvoted shares and uninstructed shares for which the broker, bank or other nominee does not elect to exercise discretionary authority over “routine” matters are “broker non-votes.”

What vote is required to approve each proposal and how are votes counted?
The vote required to approve the matter scheduled for a vote at the Extraordinary General Meeting is set forth below:
Proposal	Board Recommendation	Vote Required	Broker Discretionary Voting Allowed?
Proposal 1: Approval of the Private Placement Proposal	FOR	Majority of shares present in person or represented by proxy and voting on the resolution	No
Proposal 2: Approval of the Equity Compensation Proposal	FOR	Majority of shares present in person or represented by proxy and voting on the resolution	No
Proposal 3: Approval of the EIP Amendment Proposal	FOR	Majority of shares present in person or represented by proxy and voting on the resolution	No
Proposal 4: Approval of the Adjournment Proposal	FOR	Majority of shares present in person or represented by proxy and voting on the resolution	No
Majority of shares present in person or represented by proxy and voting on the resolution means that a proposal that receives an affirmative vote of the holders of a majority of the Class A ordinary shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter will be approved. Broker non-votes and abstentions, if any, will not be counted “For” or “Against” Proposals 1, 2, 3 and 4 and will have no effect on the outcome of such proposals.
Who counts the votes?
Alliance Advisors, LLC has been engaged as our independent agent to tabulate shareholder votes as the Inspector of Elections. If you are a shareholder of record, your executed proxy card should be returned directly to Alliance Advisors, LLC for tabulation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to Alliance Advisors, LLC on behalf of all its clients.
How can I find out the results of the voting at the Extraordinary General Meeting?
We will announce preliminary voting results at our Extraordinary General Meeting. We expect to announce final voting results in a Current Report on Form 8-K filed with the SEC no later than the fourth business day after the Extraordinary General Meeting. If final voting results are not available at that time, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.
Who should I contact if I have any additional questions?
If you have questions about the Proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact the Company’s proxy solicitor at:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll-free at (844) 717-2302
Email at zura@allianceadvisors.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

PROPOSAL 1: APPROVE THE PRIVATE PLACEMENT
Overview
We are asking our shareholders to consider and vote on a proposal to approve the issuance of securities in the Second Placement (as defined below), which, combined with the First Placement (as defined below), would result in a sale of more than 20% of our outstanding stock at a discount to the “Minimum Price,” as defined under the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), on the date we entered into the Subscription Agreements (as defined below), which, as described below, under Nasdaq rules requires us to obtain shareholder approval (the “Private Placement Proposal”). The approval of the Private Placement Proposal to be voted on at this Extraordinary General Meeting is critical in order to fully execute the Company’s financing transaction with the Subscribers and to provide the Company with additional financial flexibility.
Subscription Agreements and Private Placement
On April 26, 2023, Zura Bio Limited (the “Company”) entered into certain subscription agreements (the “Subscription Agreements”) with certain individual and institutional accredited investors (the “Subscribers”) in connection with the sale by the Company (the “Private Placement”) of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Shares”), and pre-funded warrants (the “Pre-Funded Warrants”) (collectively, the “Securities”). Pursuant to the terms of the Subscription Agreements, each Share is being sold at a price of $4.25 per Share and each Pre-Funded Warrant is being sold at a price of $4.249 per Pre-Funded Warrant. Each Pre-Funded Warrant has an exercise price of $0.001 per Share and is exercisable for one Share at any time or times on or after the date of issuance until exercised in full.
The consummation of the Private Placement is occurring in two tranches. The closing of the first tranche (the “First Closing,” and the issuance of Shares in the First Closing, the “First Placement”) occurred on May 1, 2023, at which time Subscribers purchased an aggregate of 3,750,000 Shares for a total of approximately $16 million in gross proceeds to the Company.
At the closing of the second tranche (the “Second Closing,” and the issuance of Shares and Pre-Funded Warrants in the Second Closing, the “Second Placement”), subject to satisfaction of certain closing conditions, including the Company’s shareholders approving the transaction at the Extraordinary General Meeting in accordance with the listing rules of Nasdaq, Subscribers will purchase an aggregate of 15,073,530 Shares (including 3,782,000 million Shares issuable upon exercise of Pre-Funded Warrants) for a total of approximately $64 million in gross proceeds to the Company. The Second Closing is expected to occur by June 15, 2023, subject to the satisfaction of certain closing conditions referenced above.
The Subscription Agreements contain customary representations and warranties as well as certain covenants applicable to the Company until the Second Closing.
Description of Pre-Funded Warrants
The Pre-Funded Warrants issued in the Private Placement are exercisable, in full or in part, at any time on or after their issuance, at an exercise price of $0.001 per Class A ordinary share, subject to customary anti-dilution adjustments in the event of share splits, share dividends, subdivisions, combinations or similar events as set forth in the Pre-Funded Warrants. The Pre-Funded Warrants may be exercised for cash or on a cashless basis. Pre-Funded Warrant holders are entitled to participate in any dividend or other distribution by the Company to holders of the Company’s Class A ordinary shares, on an as-exercised basis.
The foregoing descriptions of the terms of the Subscription Agreements and the Pre-Funded Warrant are only summaries and are qualified in their entirety by reference to the full text of the Subscription Agreements and the Pre-Funded Warrant, which are attached to this Proxy Statement as Annex A and Annex B, respectively.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Nasdaq Listing Rule 5635(d), which requires us to obtain shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of ordinary shares (or securities convertible into or exercisable for ordinary shares) at a price that is lower than the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the ordinary shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower number, the “Nasdaq Minimum Price”), which alone or together with sales by officers, directors or substantial shareholders of the Company, equals at least 20% of the ordinary shares or at least 20% of the voting power outstanding before the issuance (such threshold, as applicable, the “Issuance Cap”). In accordance with Nasdaq rules, the 550,000 Class A ordinary shares that the Company issued to Eli Lilly and Company on March 20, 2023 pursuant to that certain equity grant agreement, dated as of December 8, 2022, by and between the Company and Lilly will not be included when calculating the Issuance Cap and will not be able to vote on the Private Placement Proposal. Also in accordance with Nasdaq rules, the 3,750,000 Class A ordinary shares issued in the First Placement will not be able to vote on the Private Placement Proposal. The closing of the Second Placement, together with the First Placement, will result in the issuance of shares equal to or greater than the Issuance Cap of the Company for a price lower than the Nasdaq Minimum Price.
We are therefore seeking shareholder approval for the sale and issuance of the Shares and Pre-Funded Warrants to occur at the Second Closing and in connection with the Private Placement to satisfy the requirements of Nasdaq Listing Rule 5635(d).
Additionally, Nasdaq listing Rule 5635(a) requires shareholder approval in connection with the acquisition of the stock or assets of another company if, among other circumstances, due to the present or potential issuance of ordinary shares in a private placement, the number of ordinary shares to be issued is or will be equal to 20% of the number of ordinary shares outstanding before the issuance of the ordinary shares. On May 3, 2023, pursuant to that certain equity grant agreement (the “Lilly Grant Agreement”), dated as of April 26, 2023, by and between the Company and Lilly, and as partial consideration for Lilly entering into a certain license agreement (the “Lilly License Agreement”) with our subsidiary, we issued to Lilly 1,000,000 Class A ordinary shares (the “Lilly Shares” and the transactions contemplated by the Lilly Grant Agreement and the Lilly License Agreement collectively, the “Lilly Transaction”). To the extent Nasdaq would consider the Lilly Transaction to be consummated in connection with the Private Placement, shareholder approval for the Lilly Transaction would be required in connection therewith under Nasdaq Rule 5635(a). In accordance with Nasdaq rules, the Lilly Shares (together with the 550,000 Class A ordinary shares previously granted to Lilly as described above) will not be included when calculating the Issuance Cap and will not be able to vote on the Private Placement Proposal. For the avoidance of doubt, the outcome of the vote on the Private Placement Proposal will have no effect on the Lilly Transaction.
Dilution and Impact on Existing Shareholders
The issuance of the Shares and Pre-Funded Warrants, if exercised, which are the subject of this proposal, would have a dilutive effect on current shareholders in that the percentage ownership of the Company held by such current shareholders will decline as a result of the issuance. This means also that our existing shareholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring shareholder approval. Issuance of the Shares and Pre-Funded Warrants could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for the Class A ordinary shares to decline.
Consequences if Shareholder Approval is Not Obtained
If we do not obtain the requisite shareholder approval of the Private Placement Proposal at the Extraordinary General Meeting, the Subscription Agreements will be void and of no further effect with regard to any as-yet uncompleted subscriptions, the Second Closing will not occur and the Company will promptly return to the Subscribers any monies paid by such Subscribers to the Company pursuant to the Subscription Agreements. Accordingly, we would return the approximately $16 million received from Subscribers as payment for the Shares in the First Placement, we would be unable to complete the Second Closing and we would not receive the additional gross proceeds of approximately $64 million from the Subscribers as payment for the Shares and Pre-Funded Warrants in the Second Placement, and such funds would not be available to pursue the activities described below, substantially limiting our growth potential.

Use of Proceeds
The Company intends to use the net proceeds for advancement of clinical and preclinical product candidates and for working capital and general corporate purposes. We may find it necessary or advisable to use the net proceeds for other purposes, and our management will have broad discretion in the application of the net proceeds.
Vote Required
An ordinary resolution under our second amended and restated memorandum and article of association (the “MAA”) is required to approve the Private Placement Proposal. As a result, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter at the Extraordinary General Meeting will be required to approve the Private Placement Proposal. Pursuant to Nasdaq rules, the total number of Class A ordinary shares that are entitled to vote at the Extraordinary General Meeting for the approval of Proposal 1 is 26,502,155 as the Lilly Shares (together with the 550,000 Class A ordinary shares previously granted to Lilly as described above) and the 3,750,000 Class A ordinary shares issued in the First Placement are not eligible to vote.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PRIVATE PLACEMENT PROPOSAL

PROPOSAL 2: APPROVE THE EQUITY COMPENSATION
Overview
The shareholders of the Company are being asked to approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of 117,647 Shares in the Private Placement and the grant of options to purchase 1,130,000 Shares to Amit Munshi, the Company’s Non-Executive Chairman.
Munshi Subscription Agreement
As described above, on April 26, 2023, the Company entered into the Subscription Agreements with certain individual and institutional accredited investors in connection with the Private Placement, the consummation of which is occurring in two tranches. The Company and Amit Munshi, the Company’s Non-Executive Chairman, entered into a Subscription Agreement (the “Munshi Subscription Agreement”) pursuant to which the Company agreed to sell to Mr. Munshi, and Mr. Munshi agreed to purchase from the Company, an aggregate of 117,647 Shares (the “Munshi Shares”) for an aggregate purchase price of $500,000. The issuance of the Munshi Shares is contingent upon shareholder approval of this Proposal 2, as required by Nasdaq Listing Rule 5635(c), and will occur entirely at the Second Closing if such shareholder approval is obtained.
Munshi Offer Letter and Equity Awards
On March 2, 2023, Zura Bio Inc., a wholly owned subsidiary of the Company, entered into an offer letter with Mr. Munshi (the “Munshi Offer Letter”), which provided for the following equity awards as an inducement to Mr. Munshi becoming the Non-Executive Chairman of the Board:
Pre-Merger RSU Award
On March 18, 2023, Mr. Munshi received a grant of restricted share units (“RSUs”) for 4,626 shares in Zura Bio Holdings (“ZBHL”), the parent of Zura Bio Inc. prior to ZBHL’s merger with a wholly-owned subsidiary of JATT Acquisition Corp (“JATT”), which were later converted into 499,993 Class A ordinary shares in the Company pursuant to the merger. These RSUs vest equally over four (4) years as follows, subject to Mr. Munshi’s continued service to the Company: twenty-five percent (25%) on each of the anniversaries of the grant thereafter so that the RSUs are fully vested on the fourth anniversary of the grant date.
Post Merger Performance-Based Share Options
Pursuant to the Munshi Offer Letter, on March 20, 2023 the Company granted to Mr. Munshi share options under the EIP to purchase 306,373 Class A ordinary shares at an exercise price per share of $8.16, which was the closing price on the date of ZBHL’s merger with a wholly-owned subsidiary of JATT. These options are eligible to become exercisable if the 20-day volume weighted average trading price of the Company’s Class A ordinary shares is over $30 per share at any time prior to March 20, 2028 and while Mr. Munshi remains as Non-Executive Chairman of our Board. Any shares issued upon exercise of these options will be held subject to lock-up provisions on the same terms as those issued to the Company’s other then-existing option holders (to the extent that such provisions remain in force).
Capital Raising Options
In addition to the equity awards described above to induce him to become the Non-Executive Chairman of the Board, the Munshi Offer Letter also provided a capital raising incentive to Mr. Munshi. Specifically, a commitment was made to Mr. Munshi to grant options in an amount equal to six percent (6%) of the capital raised (excluding existing commitments/insider capital, subject to a specified minimum price in such capital raise). If the capital raising commitment is achieved after ZBHL’s merger with a wholly-owned subsidiary of JATT, the option exercise price is to equal the fair market value of the Company’s Class A ordinary shares at the time of grant, and these options are eligible to vest over four (4) years as follows: twenty-five percent (25%) on the first anniversary of the grant and monthly thereafter (2.083 percent for each month thereafter). Class A ordinary shares issued upon exercise of these options will be held subject to certain lock-up provisions on the same terms as those issued to the Company’s other then-existing option holders (to the extent they remain in force).
Modification to Capital Raising Options
In connection with the Company entering into the Munshi Subscription Agreement on April 26, 2023, the Board determined that it is in the best interests of the Company, and the Company’s shareholders, to, subject to shareholder approval, modify the terms under which the Company would grant capital raising options to Mr. Munshi as contemplated under the Munshi Offer Letter (such potential grant, the “Munshi Grant,” and together with Mr. Munshi’s purchase of the Munshi Shares in the Private Placement, the “Equity Compensation”). The Board determined that the intent of the Munshi Grant was to align the option grant with the anticipated Class A ordinary share price offering in a potential private placement. When the Munshi Offer Letter was entered into, the contemplated Class A ordinary share price for the potential private placement was $7.50; however given market dynamics, the Class A ordinary share price in the Private Placement was ultimately set at $4.25. While the current per share price for the Private Placement is lower than the price set forth in the Munshi Offer Letter, the Board determined it remained appropriate to make the Munshi Grant and use the $4.25 price for a Class A ordinary share in the Private Placement in calculating the number of Class A ordinary shares to be included in the Munshi Grant. Therefore, the Board determined that the number of Class A ordinary shares underlying the Munshi Grant shall be 1,130,000, or approximately 6.0% of the number of Class A ordinary shares to be issued in the Private Placement. The option exercise price under the Munshi Grant will be equal to the fair market value of the Company’s Class A ordinary shares at the time of grant. The Munshi Grant is nonforfeitable on grant but may only be exercisable on the vesting dates noted above under the heading Capital Raising Options, subject to being fully exercisable upon a Change in Control (as defined in the EIP). The Munshi Grant is contingent upon shareholder approval of this Proposal 2 and, if approved, will generally be subject to the terms and conditions of the EIP. A copy of the form of FY 2023 Share Option Award Agreement related to the Munshi Grant is attached to this Proxy Statement as Annex C.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Nasdaq Listing Rule 5635(c). Nasdaq deems the issuance of ordinary shares, or securities convertible into or exercisable for ordinary shares, to a Nasdaq-listed company’s officers, directors, employees or consultants in a private placement at a price less than the market value of such shares, calculated as the closing bid price for such shares on the trading day immediately prior to entry into the agreement, as equity compensation requiring shareholder approval. Nasdaq Listing Rule 5635(c) also requires shareholder approval prior to issuing securities when a share option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares may be acquired by officers, directors, employees, or consultants. The Munshi Subscription Agreement provides for the sale and/or issuance of securities to Mr. Munshi at a price that is less than the closing bid price of our Class A ordinary shares as reported on Nasdaq on the trading day immediately prior to the date of the Munshi Subscription Agreement. As a result, shareholder approval of the issuance of the Munshi Shares to Mr. Munshi, and receipt by the Company of the $500,000 aggregate purchase price for the Munshi Shares, is required pursuant to Listing Rule 5635(c). Similarly, shareholder approval is required pursuant to Nasdaq Listing Rule 5635(c) for the Munshi Grant as it provides an option for Mr. Munshi to buy 1,130,000 Class A ordinary shares and Mr. Munshi is the Non-Executive Chairman of the Company.
When you consider our Board’s recommendation to vote in favor of Proposal 2, you should be aware that certain of our directors and our officers may have interests that may be different from, or in addition to, the interests of other shareholders. In particular, if shareholder approval is obtained, Mr. Munshi will purchase securities at a price that was below the closing bid price of our Class A ordinary shares on the day prior to the execution of the Munshi Subscription Agreement and will receive options to purchase 1,130,000 Class A ordinary shares with an exercise price equal to the fair market value of the Class A ordinary shares on the date such options are granted.
Dilution and Impact on Existing Shareholders
The Equity Compensation, which is the subject of this Proposal 2, would have a dilutive effect on current shareholders in that the percentage ownership of the Company held by such current shareholders will decline as a result of the issuance of the Munshi Shares and upon Mr. Munshi exercising the options awarded under the Munshi Grant. This means also that our existing shareholders will own a smaller interest in the Company as a result of such issuance and potential exercise and therefore have less ability to influence significant corporate decisions requiring shareholder approval. Issuance of the Munshi Shares and the potential exercise of the options awarded under the Munshi Grant could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for the Class A ordinary shares to decline.
Consequences if Shareholder Approval is Not Obtained
If we do not obtain the requisite shareholder approval of the Equity Compensation Proposal at the Extraordinary General Meeting, the Munshi Subscription Agreement will terminate and the Company will not issue the Munshi Shares to Mr. Munshi. We would therefore not receive the $500,000 aggregate purchase price for the Munshi Shares from Mr. Munshi, limiting our growth potential. The options to purchase 1,130,000 Class A ordinary shares contemplated by the Munshi Grant would not be granted. Mr. Munshi will retain his rights to receive capital raising options as contemplated by the Munshi Offer Letter and will remain eligible to receive equity grants for service on our Board under the EIP.
Use of Proceeds
The Company intends to use the net proceeds for advancement of clinical and preclinical product candidates and for working capital and general corporate purposes. We may find it necessary or advisable to use the net proceeds for other purposes, and our management will have broad discretion in the application of the net proceeds.
Vote Required
An ordinary resolution under our MAA is required to approve the Equity Compensation Proposal. As a result, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter at the Extraordinary General Meeting will be required to approve the Equity Compensation Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE EQUITY COMPENSATION PROPOSAL

PROPOSAL 3: APPROVE THE EIP AMENDMENT
We are asking our shareholders to approve the proposed amendment of the Zura Bio Limited 2023 Equity Incentive Plan, which was adopted by the Board subject to shareholder approval. The EIP Amendment would increase the number of Class A ordinary shares reserved for issuance by 5,564,315 Class A ordinary shares, from 4,029,898 Class A ordinary shares currently to 9,594,213 Class A ordinary shares.
Overview
Under the Equity Incentive Plan, the Company reserves Class A ordinary shares for issuance to employees, officers, non-employee directors and other service providers of the Company, or of any of its subsidiaries, as the compensation committee of the Board (the “Compensation Committee”) may determine and designate from time to time, in the form of incentive share options (“ISOs”), nonqualified share options (“NSOs”), share appreciation rights (“SARs”), RSUs, restricted shares and other share-based awards and for incentive bonuses, which may be paid in cash, ordinary shares or a combination thereof, as determined by the Compensation Committee.
The purpose of the Equity Incentive Plan is to promote and closely align the interests of employees, officers, non-employee directors and other service providers of the Company, and its shareholders by providing share-based compensation and other performance-based compensation. The objectives of the Equity Incentive Plan are to attract and retain the talented employees and service providers for positions of substantial responsibility and to motivate participants in the Equity Incentive Plan to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of such participants to those of the Company’s shareholders. The Board and the Compensation Committee believe that the interests of the Company and its shareholders will be advanced if we can continue to offer our employees, officers, non-employee directors and other service providers the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.
The Equity Incentive Plan was approved by shareholders with a share reserve of 4,029,898 Class A ordinary shares. If the Private Placement Proposal is approved by shareholders, the share reserve under the Equity Incentive Plan will only represent 8.6% of the Class A ordinary shares on a fully diluted basis upon closing of the Second Placement. The Equity Incentive Plan was originally designed so that the share reserve represented approximately ten percent of the Class A ordinary shares on a fully diluted basis. As of May 18, 2023, only 46,298 Class A ordinary shares remained reserved and available for issuance pursuant to additional awards under the Equity Incentive Plan following the grant of equity awards to a select group of employees and non-employee directors on such date.
The following table sets forth certain information regarding the equity awards that have been granted and are outstanding under the Equity Incentive Plan as of May 18, 2023:
Name and Position(1)	Number of RSUs(2)	Number of Options
Someit Sidhu, Chief Executive Officer and Director	—	1,950,000
Verender Badial, Chief Financial Officer	—	575,000
Kim Davis, Chief Legal Officer and Secretary	492,381	—
All executive officers as a group (6 individuals)(3)	768,836	2,620,329
All directors who are not executive officers as a group (6 individuals)	—	544,501(4)
All employees who are not executive officers as a group (2 individuals)(5)	129,182	59,594

(1)
This table does not include options to acquire 1,806,288 Class A ordinary shares that were rolled over in connection with ZBHL’s merger with a wholly-owned subsidiary of JATT. This figure includes the grant of the pre-merger RSU award of 499,993 Class A ordinary shares to Mr. Munshi as described in Proposal 2 under the heading “Munshi Offer Letter and Equity Awards—Pre-Merger RSU Award”.

(2)
The figures in this column represent Class A ordinary shares that will be delivered under RSUs according to the following vesting schedule: 25% of the RSUs shall vest on each of the anniversaries of the date of grant, provided that the recipient is then providing services to the Company, such that the RSUs vest equally over four years. The closing price of the Company’s Class A ordinary shares on May 17, 2023 was $5.31.

(3)
Does not include awards made to individuals who are no longer employed with the Company as of May 18, 2023.

(4)
Represents (i) options to purchase 306,373 Class A ordinary shares which were granted to Mr. Munshi as performance-based share options, as further described in Proposal 2 under the heading “Munshi Offer Letter and Equity Awards — Post Merger Performance — Based Share Options”; (ii) options granted to Dr. Kulkarni to purchase 207,520 Class A ordinary shares, which are eligible to vest and become exercisable as to twenty-five percent (25%) of the shares on the first anniversary of the grant date and monthly thereafter (2.083 percent for each month thereafter), subject to being fully exercisable upon a Change in Control (as defined in the EIP); and (iii) options to purchase 30,608 Class A ordinary shares which were granted to the Company’s other directors (other than Mr. Munshi and Dr. Kulkarni).

(5)
Includes awards made to current and former employees of the Company.

The proposed amendment to the Equity Incentive Plan would add 5,564,315 Class A ordinary shares to the share reserve available for equity awards. The Board has determined that this increase to the pool of shares available for future equity award grants is appropriate to enable the Company to use equity-based long-term incentives to support anticipated growth and to account for dilution to the holdings in the Company of our management as a result of the Private Placement. If shareholders approve the EIP Amendment Proposal, the number of shares available for granting new equity awards under the outstanding share reserve would be approximately 12.0% of the Company’s outstanding Class A ordinary shares (assuming the Private Placement Proposal is approved and the Second Placement is consummated). In addition, the Company would waive its right to add any additional shares to the Equity Incentive Plan’s share reserve under its evergreen provision for 2024 (as further described below).
The following is a summary description of the Equity Incentive Plan, which apart from the increase to the share reserve, will remain unchanged from the Equity Incentive Plan as approved by the Company’s shareholders on March 16, 2023 in connection with the business combination transaction with JATT.
Summary of the Equity Incentive Plan, as amended
The Equity Incentive Plan became effective on March 20, 2023 and will remain in effect until March 20, 2033, unless terminated earlier by the Board. The Equity Incentive Plan allows for the grant of share options, both ISOs and NSOs, SARs, alone or in conjunction with other awards, restricted shares and RSUs, incentive bonuses, which may be paid in cash, ordinary shares, or a combination thereof, and other share-based awards. We refer to these collectively herein as “Awards.” If the EIP Amendment is not approved by our shareholders, the Equity Incentive Plan will remain in effect in accordance with its existing terms and the Company may continue to make Awards, subject to available shares in the share pool, under the Equity Incentive Plan.
Administration
The Equity Incentive Plan is administered by the Compensation Committee, or such other committee designated by the Board, which we refer to herein as the “Administrator.” The Administrator has broad discretionary authority, subject to the provisions of the Equity Incentive Plan, to establish sub-plans for certain non-U.S. employees and to administer and interpret the Equity Incentive Plan including any sub-plans established thereunder and Awards granted thereunder. All decisions and actions of the Administrator will be final and binding on all parties.
Share Pool
As noted above, the maximum number of Class A ordinary shares that may be issued under the Equity Incentive Plan is currently equal to 4,029,898. Class A ordinary shares issued under the Equity Incentive Plan may be either authorized and unissued shares or previously issued shares acquired by us.

The Equity Incentive Plan also provides for annual increases (each, an “Annual Increase”) on January 1st of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2029, equal to the lesser of (A) 5.0% of the then current aggregate number of Class A ordinary shares outstanding on the final day of the immediately preceding calendar year, (B) 8,059,796 Class A ordinary shares or (C) such smaller number of shares as is determined by the Board. As noted above, the Board will waive any annual increase that would otherwise be available on January 1, 2024 if shareholders approve the EIP Amendment Proposal. The number of Class A ordinary shares available for grant as Awards at any time is referred to below as the “Share Pool.” The Share Pool is subject to certain adjustments in the event of a change in our capitalization.
On termination or expiration of an Award, in whole or in part, the number of Class A ordinary shares subject to such Award but not issued thereunder or that are otherwise forfeited back to the Company will again become available for grant under the Equity Incentive Plan. Additionally, shares retained or withheld in payment of any exercise price, purchase price or tax withholding obligation of an Award will again become available for grant under the Equity Incentive Plan.
The EIP Amendment, if approved, would increase the Share Pool from 4,029,898 Class A ordinary shares to 9,594,213 Class A ordinary shares, effective upon approval by the Company’s shareholders.
Limits on Non-Employee Director Compensation
Under the Equity Incentive Plan, the aggregate dollar value of all cash and equity-based compensation (whether granted under the Equity Incentive Plan or otherwise) to our non-employee directors for services in such capacity currently cannot exceed $750,000 during any calendar year. However, during the calendar year in which a non-employee director (other than Mr. Munshi) first joins the Board such aggregate limit shall instead be $1,000,000. With respect to Mr. Munshi, the RSUs and performance shares granted to him upon approval of the Equity Incentive Plan do not count towards such limit.
Types of Awards
Share Options
All share options granted under the Equity Incentive Plan are evidenced by a written agreement providing, among other things, whether the option is intended to be an incentive share option or a non-qualified share option, the number of shares subject to the option, the exercise price, exercisability (or vesting), the term of the option, which may not generally exceed ten years, and other terms and conditions. Subject to the express provisions of the Equity Incentive Plan or sub-plan established thereunder, options generally may be exercised over such period, in installments or otherwise, as the Administrator may determine. The exercise price for any share option granted may not generally be less than the fair market value of the Class A ordinary shares subject to that option on the grant date. The exercise price may be paid in cash or such other method as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an option, the delivery of previously owned shares or withholding of shares deliverable upon exercise. Other than in connection with a change in our capitalization or by March 20, 2025 (within the first twenty-four months after the Equity Incentive Plan became effective), we may not, without shareholder approval, reduce the exercise price of a previously awarded option, provided, however, that at any time when the exercise price of an option previously awarded at least two years ago is at least 100% greater than the fair market value of a Class A ordinary share over a period of 90 trading days, we may, in our sole discretion and without shareholder approval, cancel and re-grant or exchange such option for cash or a new Award with a lower (or no) exercise price. In any event, we will not reduce the exercise price without the approval of the relevant option holder if such a reduction would cause the option to be non-compliant with the rules of any sub-plan or create adverse tax consequences for the holder.
Share Appreciation Rights
SARs may be granted alone or in conjunction with all or part of a share option. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the Class A ordinary shares at the time of exercise exceeds the exercise price of the SAR. This amount is payable in Class A ordinary shares, restricted shares, or a combination thereof, at the Administrator’s discretion.
Restricted Shares and RSUs
Awards of restricted shares consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of cash or shares to the participant only after specified conditions are satisfied. The Administrator will determine the restrictions and conditions applicable to each Award of restricted shares or RSUs, which may include performance vesting conditions.
Other Share-Based Awards
Other share-based awards are Awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the value of shares.
Incentive Bonuses
Each incentive bonus will confer upon the participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a specified performance period. The Administrator may establish the performance criteria and level of achievement versus these criteria that will determine the threshold, target, and maximum amount payable under an incentive bonus, which criteria may be based on financial performance and/or personal performance evaluations. Payment of the amount due under an incentive bonus may be made in cash or shares, as determined by the Administrator.
Performance Criteria
The Administrator may specify certain performance criteria which must be satisfied before Awards will be granted or will vest. The performance goals may vary from participant to participant, group to group, and period to period. The Administrator reserves discretion to adjust performance criteria on an equitable basis to reflect circumstances not anticipated at the outset of the performance period, such as changes in law, changes in accounting and extraordinary events.
Change in Control
Unless otherwise expressly provided in any sub-plan or applicable Award agreement or another contract, the Administrator will provide that any or all of the following will occur upon a participant’s termination of employment without cause or resignation for good reason within twenty-four (24) months following a change in control: (i) in the case of a share option or SAR, the participant will have the ability to exercise any portion of the option or SAR not previously exercisable, (ii) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an incentive bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award shall immediately lapse and the participant will have the right to receive a payment based on target level achievement or actual performance through a date determined by the Administrator, and (iii) in the case of outstanding restricted shares, restricted share units or other share-based awards (other than those referenced in subsection (ii)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award will immediately lapse.
In the event of a change in control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Awards or issue substitute awards upon the change in control, immediately prior to the change in control, all Awards that are not assumed, continued or substituted for will be treated as follows: (A) in the case of a share option or SAR, the participant will have the ability to exercise such share option or SAR, including any portion of the share option or SAR not previously exercisable, (B) in the case of any Award the vesting of which is in whole or in part subject to performance criteria or an incentive bonus, all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award will immediately lapse and the participant will have the right to receive a payment based on target level achievement or actual performance through a date determined by the Administrator, as determined by the Administrator, and (C) in the case of outstanding restricted share, restricted share units or other share-based Awards (other than those referenced in subsection (B)), all conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award will immediately lapse.
The Administrator may provide for the cancellation and cash settlement of all outstanding Awards upon such change in control, it being understood that no amount will be payable with respect to share options and SARs with an exercise price equal or greater than the amount being paid with respect to a share of the Company’s ordinary shares.
Transferability
Awards generally may not be sold, transferred for value, pledged, assigned or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option or SAR may be exercisable only by the participant during his or her lifetime.
Amendment and Termination
The Board has the right to amend, alter, suspend or terminate the Equity Incentive Plan at any time, provided certain enumerated material amendments, including increasing the Share Pool, may not be made without shareholder approval and provided also that any decision to amend any sub-plan does not cause any Awards granted thereunder to be non-compliant with the rules of that sub-plan. No amendment or alteration to the Equity Incentive Plan or an Award or Award agreement may be made that would materially impair the rights of the holder, without such holder’s consent; however, no consent is required if the Administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for the Company, the Equity Incentive Plan, or such Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
Certain U.S. Federal Income Tax Consequences
The following discussion of the federal income tax consequences of the Equity Incentive Plan is intended to be a summary of applicable federal law in the United States as currently in effect. It should not be taken as tax advice by participants, who are urged to consult their individual tax advisors.
Share Options
ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements. An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of shares acquired pursuant to the exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.
In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO as described below.

An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on a subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.
SARs
An optionee is not taxed on the grant of a SAR. On exercise, the optionee recognizes ordinary income equal to the cash or the fair market value of any shares received. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income.
Restricted Shares and Restricted Share Units
Generally, grantees of restricted shares or restricted share units do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the shares or units at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted shares, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt (i.e., grant). Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends paid with respect to unvested shares of restricted shares generally will be taxable as ordinary income to the participant at the time the dividends are received.
Cash Awards
A participant will have taxable income at the time a cash award becomes payable, and, if the participant has timely elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.
Company Deduction and Section 162(m)
In general, Section 162(m) of the Code limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to its Chief Executive Officer, Chief Financial Officer and the next three highest-paid executive officers. As such, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our Chief Executive Officer, Chief Financial Officer and the next three highest-paid executive officers, other than previously granted awards that are subject to and comply with certain transition rules.
Withholding Taxes
The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the Equity Incentive Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.
New Plan Benefits
Grants of awards under the Equity Incentive Plan are subject to the discretion of the Compensation Committee. No determination has been made as to the Awards, if any, that any individuals who would be eligible to participate will be granted in the future under the Equity Incentive Plan. Therefore, the benefits or amounts that will be received by any participant or groups of participants under the Equity Incentive Plan in the future are not currently determinable.

Why We Need Shareholder Approval
We are seeking shareholder approval of the EIP Amendment Proposal in order to comply with Nasdaq Listing Rule 5635(c) and Section 20 of the Equity Incentive Plan, which requires shareholder approval to, among other enumerated items, increase the maximum number of ordinary shares for which Awards may be granted under the Equity Incentive Plan.
Dilution and Impact on Existing Shareholders
The future grant of Awards under the Equity Incentive Plan following approval of the EIP Amendment Proposal would have a dilutive effect on current shareholders in that the percentage ownership of the Company held by such current shareholders would decline as a result of any grants. This means also that our existing shareholders would own a smaller interest in the Company as a result of any such grants and therefore have less ability to influence significant corporate decisions requiring shareholder approval. Awards pursuant to the Equity Incentive Plan, as amended, could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for the Class A ordinary shares to decline.
Consequences if Shareholder Approval is Not Obtained
If we do not obtain the requisite shareholder approval of the EIP Amendment Proposal at the Extraordinary General Meeting, the EIP Amendment will not be adopted and the Equity Incentive Plan will remain in force and effect without, in management’s view, sufficient shares to make future grants to the Company’s employees, officers, non-employee directors and other service providers in the existing share reserve.
Vote Required
An ordinary resolution under our MAA is required to approve the EIP Amendment Proposal. As a result, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter at the Extraordinary General Meeting will be required to approve the EIP Amendment Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE EIP AMENDMENT PROPOSAL

PROPOSAL 4: APPROVE THE ADJOURNMENT
Overview
The Adjournment Proposal, if approved, will allow the chair of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Extraordinary General Meeting to approve any or all of the other Proposals. In no event will the Board postpone the Extraordinary General Meeting beyond the date by which it may properly do so under our MAA and Cayman Islands law.
Consequences if Shareholder Approval is Not Obtained
If the Adjournment Proposal is not approved by our shareholders, the chair of the Extraordinary General Meeting will not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Meeting to approve any or all of the Proposals.
Vote Required
An ordinary resolution under our MAA is required to approve the Adjournment Proposal. As a result, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter at the Extraordinary General Meeting will be required to approve the Adjournment Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ADJOURNMENT PROPOSAL

EXECUTIVE AND DIRECTOR COMPENSATION
The following is a discussion and analysis of the compensation arrangements of the named executive officers and directors of Zura Bio Limited, a limited company incorporated under the laws of England and Wales (“Legacy Zura”), for the fiscal year ended December 31, 2022 (“FY 2022”). As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled back disclosure requirements applicable to emerging growth companies.
To achieve the Company’s goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving these goals.
We believe our compensation program should promote the success of the Company and align executive incentives with the long-term interests of our shareholders. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.
During FY 2022, we were a privately-owned clinical-stage biotechnology company organized under the laws of England and Wales. The information disclosed below is not indicative of current or future executive or director compensation and is provided for the purpose of complying with applicable SEC rules.
For the fiscal year ended December 31, 2022, our named executive officers were:
•
Oliver Levy, Director and Chief Financial Officer; and

•
David Brady, Head of Business Development.

Summary Compensation Table for the Fiscal Year Ended December 31, 2022
The following table shows the compensation earned by our named executive officers for the fiscal year ended December 31, 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
Oliver Levy Director and Chief Financial Officer(2)	2022	245,520(3)	—	—	266,013(4)	—	225,092(5)	736,625
David Brady Head of Business Development	2022	125,051(6)	—	—	28,846(7)	—	—	153,897

(1)
The amounts reported represent the aggregate grant date fair value of the options awarded under our 2022 Equity Incentive Plan to our directors in the fiscal year ended December 31, 2022, calculated in accordance with FASB ASC Topic 718. See Note 2 to our consolidated financial statements for Fiscal Year 2022 filed with the SEC on Form 8-K on April 6, 2023 for the assumptions used in calculating the grant date fair value.

(2)
Mr. Levy served in the role of Chief Financial Officer until his departure from the Company on December 31, 2022.

(3)
Mr. Levy’s annual salary was denominated in pounds sterling at £200,000 (approximately $245,520).

(4)
Mr. Levy received options to purchase 2,240 shares in Legacy Zura (“Legacy Zura Shares”). Mr. Levy exercised his options during FY 2022, and upon the closing of the Business Combination on March 20, 2023, Mr. Levy’s shares were converted into 242,107 Class A Ordinary Shares of the Company.

(5)
Mr. Levy received compensation upon his departure in the amount of £180,000 (approximately $225,092).

(6)
Mr. Brady’s annual salary was denominated in pounds sterling at £100,000 (approximately $125,051).

(7)
Mr. Brady received options to purchase 347 Legacy Zura Shares. Mr. Brady exercised his options during FY 2022, and upon the closing of the Business Combination on March 20, 2023, Mr. Brady’s shares were converted into 37,505 Class A Ordinary Shares of the Company.

Narrative to Summary Compensation Table
Base Salaries
The named executive officers received a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of December 31, 2022, the annual base salaries for Mr. Levy and Mr. Brady were £200,000 (approximately $245,520) and £100,000 (approximately $125,051), respectively.
Employee Benefits
Our named executive officers are eligible to participate in the Company’s employee benefit plans, including our medical, dental, vision, group life, disability, and accidental death and dismemberment insurance plans, in each case, on the same basis as all of the Company’s other employees. The Company generally does not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.
None of our named executive officers participated in any defined benefit pension plans or any non-qualified deferred compensation plans for the fiscal year ended December 31, 2022. The Company does not make any gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.
Outstanding Equity Awards for the Fiscal Year Ended December 31, 2022
There were no outstanding equity awards held by our named executive officers as of December 31, 2022, and therefore we omit the Outstanding Equity Awards table.
Executive Employment Arrangements
Mr. Levy served as the Chief Financial Officer for Zura Bio Limited until December 31, 2022. Mr. Levy was party to an employment agreement with Zura, dated June 2, 2022, which set forth the terms applicable to his position as Chief Financial Officer (the “Levy Agreement”). The Levy Agreement was previously filed as Exhibit 10.15 to our Registration Statement on Form S-4/A filed with the SEC on February 23, 2023. Mr. Levy agreed to step down from his position as Chief Financial Officer effective December 31, 2022.
Potential Payments upon Termination or Change in Control
Except for the payment made to Mr. Levy in connection with his departure from the Company, as of December 31, 2022 the Company was not obligated to make payments to named executive officers in connection with (i) a termination of the named executive officer or (ii) a change in control of the Company.
Non-Employee Director Compensation
To achieve the Company’s goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified directors who share our philosophy and desire to work towards achieving these goals.
The following table sets forth the compensation of our non-employee directors in the fiscal year ended December 31, 2022. Mr. Levy received no additional compensation for his services as a director of the Company. Please see the section above entitled “Executive and Director Compensation — Summary Compensation Table for the Fiscal Year Ended December 31, 2022” for more information about Mr. Levy’s compensation for the fiscal year ended December 31, 2022. Please see the Overview to Proposal 3 for information regarding the equity awards granted to directors under the EIP during 2023.
Name	Fees Earned or Paid in Cash ($)	Share Awards ($)(1)	Option Awards ($)(1)	Total ($)
Sandeep Kulkarni	—	—	203,783(2)	203,783
Amit Munshi	—	—	—	—
Parvinder Thiara(3)	—	—	—	—

(1)
The amounts reported represent the aggregate grant date fair value of the options awarded under our 2022 Equity Incentive Plan to our directors in the fiscal year ended December 31, 2022, calculated in accordance with FASB ASC Topic 718. See Note 2 to our consolidated financial statements for Fiscal Year 2022 filed with the SEC on Form 8-K on March 31, 2023 for the assumptions used in calculating the grant date fair value. The following table sets forth the number of share awards (consisting of time-based RSUs) and options held by each non-employee director as of December 31, 2022.

Name	Outstanding Share Awards (#)	Outstanding Option Awards (#)
Sandeep Kulkarni	—	3,200
Amit Munshi	—	—

(2)
Dr. Kulkarni received options to purchase 3,200 Legacy Zura shares. Upon the closing of the Business Combination on March 20, 2023, Dr. Kulkarni’s options were converted into options to purchase 345,867 Class A Ordinary Shares of the Company.

(3)
Mr. Thiara resigned from the Board in April, 2022, and received no compensation during fiscal year 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A ordinary shares as of May 18, 2023 by: (i) each of our named executive officers; (ii) each of our executive officers and directors; (iii) all of our executive officers and directors as a group; and (iv) each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5% of our outstanding ordinary shares.
Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or shareholder who holds more than 5% of our outstanding ordinary shares, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days of May 18, 2023. Options and warrants to purchase Class A ordinary shares that are exercisable within 60 days of May 18, 2023 are deemed to be beneficially owned by the persons holding these options and warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all ordinary shares listed as beneficially owned by him or her, except for Class A ordinary shares owned jointly with that person’s spouse.
We have based our calculation of beneficial ownership on 31,802,155 of our ordinary shares outstanding as of May 18, 2023. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Zura Bio Limited, 4225 Executive Square, Suite 600, La Jolla, CA 92037.
Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% and Greater Shareholders:
Athanor Capital, L.P.(1)	9,281,633	27.1%
JATT Ventures, L.P.(2)	2,888,904	8.6%
Hana Immunotherapeutics LLC(3)	5,404,274	17.0%
Ewon Comfortech Co., Ltd.(4)	3,653,466	10.9%
Pfizer Inc.(5)	2,970,022	9.3%
Willow Gate LLC(6)	2,677,623	8.4%
Stone Peach Properties LLC(7)	2,701,543	8.5%
Executive Officers and Directors:
Someit Sidhu(2)	5,226,534	15.6%
Verender Badial(8)	—	*
Chris Cabell(9)	—	*
Kim Davis(10)	—	*
Gary Whale(11)	—	*
Michael Howell(12)	—	*
Amit Munshi(13)	—	*
Sandeep Kulkarni(14)	94,681	*
Garry Neil(15)	—	*
Steve Schoch(16)	—	*
Jennifer Jarrett(17)	—	*
Neil Graham(18)	—	*
All current executive officers and directors as a group (12 individuals)	5,321,215	15.8%

*
Represents beneficial ownership of less than 1%.

(1)
Consists of (i) 6,492,502 Class A ordinary shares, including 1,734,760 Class A ordinary shares underlying private placement warrants, which are held of record by Athanor Master Fund, LP, a Cayman Islands limited partnership (“Athanor MF”) and (ii) 2,789,131 Class A ordinary shares, including 745,240 Class A ordinary shares underlying private placement warrants, which are held of record by Athanor International Master Fund, LP, a Cayman Islands limited partnership (“Athanor IMF”). Athanor Capital Partners, LP, a Delaware limited partnership (“Master GP”), is the general partner of Athanor MF. Athanor International Fund GP, LP, a Delaware limited partnership (“International Master GP”), is the general partner of Athanor IMF. Athanor Capital, LP, a Delaware limited partnership (“Athanor Capital”) is the investment adviser to Athanor MF and Athanor IMF. Athanor Capital GP, LLC, a Delaware limited liability company (“Athanor Capital GP”), is the general partner of Athanor Capital. Parvinder Thiara is the managing member of (i) Athanor Capital GP, (ii) Athanor Capital Partners GP, LLC (“ACPGP”), the general partner of Master GP, and (iii) Athanor International Fund Ultimate GP, LLC (“AIFUGP”), the general partner of International Master GP and has voting and dispositive power over the shares held by Athanor MF and Athanor IMF. The business address of each of Athanor MF, Athanor IMF, Master GP, International Master GP, Athanor Capital, Athanor Capital GP, ACPGP, AIFUGP and Parvinder Thiara is 888 Seventh Avenue, 21st Floor, New York, NY 10019. The amount reported in this table does not include 500,000 Shares that Mr. Thiara will purchase at the Second Closing if our shareholders approve the Private Placement.
(2)
JATT Ventures, L.P. a Cayman Islands exempted limited partnership (the “Sponsor”), is the record holder of 2,888,904 Class A ordinary shares, including 1,776,534 Class A ordinary shares underlying private placement warrants. Dr. Someit Sidhu is the sole director of JATT Ventures, Ltd., which is the sole general partner of the Sponsor, and has voting and dispositive power over the Class A ordinary shares held by the Sponsor and separately and beneficially owns an additional 2,337,630 Class A ordinary shares. With regard to Dr. Sidhu, excludes options held by him to purchase 1,950,000 Class A ordinary shares held by him, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(3)
Consists of Class A ordinary shares, which are held of record by Hana Immunotherapeutics LLC (“Hana”). Chris Kim is the controlling shareholder of Hana. Mr. Kim has voting and dispositive power over, and may be deemed to be the beneficial owner of, the shares held by Hana. The business address of Hana is 6 Centerpointe Dr. #625, La Palma, CA 90623.

(4)
Consists of Class A ordinary shares, including 1,653,466 of the Company’s Class A ordinary shares underlying private placement warrants, which are held of record by Ewon Comfortech Co., Ltd. (“Ewon”). The business address of Ewon is 8 Cheomdan 1-ro Jeongeup, Jeonbuk, 56212 Republic of South Korea.

(5)
Consists of Class A ordinary shares, which are held of record by Pfizer Inc. (“Pfizer”). The business address of Pfizer is 235 East 42nd Street, New York, NY 10017.

(6)
Consists of Class A ordinary shares, which are held of record by Willow Gate LLC (“Willow Gate”). Shashibhushan Borade has voting and dispositive power over the shares held by Willow Gate. The business address of Willow Gate is 35 Bethune St, New York, NY 10014.

(7)
Consists of Class A ordinary shares, which are held of record by Stone Peach Properties LLC (“Stone Peach”). Baljit Lehal has voting and dispositive power over the shares held by Stone Peach. The business address of Stone Peach is 2057 Stanton Rd, East Point, GA 30344.

(8)
Excludes options held by Mr. Badial to purchase 575,000 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(9)
Excludes options held by Dr. Cabell to purchase 432,160 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(10)
Excludes options held by Ms. Davis to purchase 698,298 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(11)
Excludes options held by Mr. Whale to purchase 254,211 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(12)
Excludes options held by Dr. Howell to purchase 305,054 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(13)
Excludes equity grants as of May 18, 2023 consisting of (i) 499,993 Class A ordinary shares underlying RSUs granted to Mr. Munshi which will vest in four equal annual installments commencing on March 20, 2024 and (ii) performance shares providing Mr. Munshi the option to purchase 306,373 Class A ordinary shares at an exercise price per share equal to $8.16, the fair market value of a Class A ordinary share on March 20, 2023 (the date of grant), which will become exercisable if the 20-day volume weighted average trading price of the Class A ordinary shares is over $30 per share at any time prior to March 20, 2028 (the fifth anniversary of the closing of the merger of ZBHL with a wholly-owned subsidiary of JATT). The Class A ordinary shares underlying the RSUs are excluded because they do not vest and will not be issued within 60 days of May 18, 2023. The performance shares underlying the options are excluded because it is indeterminable whether such options will become exercisable within 60 days of May 18, 2023. The amount reported in this table does not include 117,647 Shares that Mr. Munshi will purchase at the Second Closing if our shareholders approve the Private Placement. Also excludes the 1,130,000 Class A ordinary shares to be granted to Mr. Munshi under the Munshi Grant if the Equity Compensation Proposal is approved.
(14)
Excludes options held by Dr. Kulkarni to purchase 553,387 Class A ordinary shares, 94,681 of which are exercisable and vest within 60 days of May 18, 2023.

(15)
Excludes options held by Dr. Neil to purchase 20,406 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(16)
Excludes options held by Mr. Schoch to purchase 20,406 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(17)
Excludes options held by Ms. Jarrett to purchase 20,406 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

(18)
Excludes options held by Dr. Graham to purchase 20,406 Class A ordinary shares, 0 of which are exercisable and vest within 60 days of May 18, 2023.

HOUSEHOLDING OF PROXY MATERIALS
The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name will receive only one copy of the Company’s proxy card or other Extraordinary General Meeting materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. This procedure is designed for convenience for shareholders and cost savings for companies.
A single copy of the Company’s proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Your consent to householding is perpetual unless you revoke it. You may revoke your consent at any time by contacting your broker or the Company (in writing or orally) to Zura Bio Limited, 4225 Executive Square, Suite 600, La Jolla, CA 92037, Attn: Secretary and Chief Legal Officer, or at (858) 247-0520. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.
Shareholders who currently receive multiple copies of the Company’s proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.
SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL GENERAL
MEETING OF SHAREHOLDERS
We anticipate that the 2024 annual general meeting of shareholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the shareholders at Company’s 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 4225 Executive Square, Suite 600, La Jolla, CA 92037, within a reasonable time before the Company begins to print and send its proxy materials for the 2024 annual general meeting.
In addition, the MAA provides notice procedures for shareholders to nominate a person as a director candidate and to propose business (other than director nominations) to be considered by shareholders at the Company’s annual general meeting. To be timely, a shareholder’s notice must be received by the Company at its principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the Board with such deadline being a reasonable time before the Company begins to print and send its related proxy materials. Nominations and proposals also must satisfy other requirements set forth in the MAA. If any shareholder nomination or proposal is not made in compliance with the foregoing procedures, the chairperson of the meeting may declare that such nomination or proposal shall not be presented for shareholder action at the meeting and shall be disregarded.
OTHER MATTERS
As of the date hereof, the Company does not know of any other matters that may be presented for action at the Extraordinary General Meeting other than the matters described herein.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at www.zurabio.com.
We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests for such copies should be directed to: Investor Relations, Zura Bio Limited, 4225 Executive Square, Suite 600, La Jolla, CA 92037 or by calling (858) 247-0520.
If you would like to request documents from the Company, please do so at least 10 business days before the date of the Extraordinary General Meeting in order to receive timely delivery of those documents prior to the Extraordinary General Meeting.
You should rely only on the information contained in this Proxy Statement and the annexes attached hereto to vote your shares at the Extraordinary General Meeting. We have not authorized anyone to provide you with information that is different from that contained in this Proxy Statement or such annexes.
INCORPORATION BY REFERENCE
We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. This document incorporates by reference the following, which include further information concerning the transactions described in the Proposals:
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 28, 2023;

•
our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 12, 2023;

•
our Current Reports on Form 8-K filed with the SEC on March 28, 2023 (with respect to Item 8.01 only), April 6, 2023, April 7, 2023, April 10, 2023 and May 3, 2023; and

•
the disclosures under the heading “Description of New JATT Securities” included in the proxy statement/prospectus filed with the SEC by JATT (now known as Zura Bio Limited) on March 1, 2023.

By Order of the Board of Directors
/s/ Someit Sidhu Someit Sidhu Chief Executive Officer
May 19, 2023

Annex A
SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Subscription Agreement” or “Agreement”) is entered into on April 26, 2023, by and between Zura Bio Limited, a Cayman Islands exempted company (the “Company”), and the subscriber named on the signature page hereto (“Subscriber”).
WHEREAS, Subscriber desires to subscribe for and purchase from the Company, that number of Class A ordinary shares (“Ordinary Shares”) set forth on the signature page hereto (the “Subscribed Shares”) and that number of private placement pre-funded warrants of the Company set forth on the signature page hereto, each whole pre-funded warrant entitling the holder thereof to purchase one Ordinary Share for $4.249 per share, the form of which is attached as Exhibit A (the “Private Placement Pre-Funded Warrants”), for a purchase price of $4.25 per share (the “Per Share Subscription Price” and the aggregate of such Per Share Subscription Price for all Subscribed Shares and Private Placement Pre-Funded Warrants being referred to herein as the “Subscription Amount”), and the Company desires to issue and sell to Subscriber the Subscribed Shares and Private Placement Pre-Funded Warrants in consideration of the payment of the Subscription Amount by or on behalf of Subscriber to the Company;
WHEREAS, in order to comply with Nasdaq Listing Rule 5635 and as further described herein, the Company desires to issue and the Subscriber desires to receive the Subscribed Shares in two tranches. As part of the first tranche, the Subscriber will receive that number of Ordinary Shares (the “First Subscribed Shares”) and that number of Private Placement Pre-Funded Warrants (the “First Private Placement Pre-Funded Warrants”) set forth on the signature page hereto. As part of the second tranche, subject to the Shareholder Approval Condition (as defined below) and any beneficial ownership limitation, the Subscriber will receive that number of Ordinary Shares (the “Second Subscribed Shares”) and that number of Private Placement Pre-Funded Warrants (the “Second Private Placement Pre-Funded Warrants”) set forth on the signature page hereto; and
WHEREAS, concurrently with the execution of this Subscription Agreement, the Company will enter into subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with certain other qualified institutional buyers or institutional accredited investors (the “Other Subscribers” and, together with Subscriber, the “Subscribers”) and certain members of management of the Company who are not “institutional accounts” within the meaning of FINRA Rule 4512 (each, a “Management Investor”), pursuant to which such investors will agree to purchase Ordinary Shares (the “Other Subscribed Shares” and, together with the Subscribed Shares, the “Aggregate Subscribed Shares”) and Private Placement Pre-Funded Warrants (the “Other Private Placement Pre-Funded Warrants” and, together with the Private Placement Pre-Funded Warrants, the “Aggregate Private Placement Pre-Funded Warrants”) for an aggregate subscription amount, together with the Subscription Amount, of $80 million (the “Aggregate Subscription Amount”).
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, each of the Company and the Subscriber hereby agrees as follows:
1.   Subscription.
(a)   Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase at the First Closing (as defined below), and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Per Share Subscription Price for all First Subscribed Shares and First Private Placement Pre-Funded Warrants (such amount, the “First Subscription Amount”), the First Subscribed Shares and the First Private Placement Pre-Funded Warrants (such subscription and issuance, the “First Subscription”). Notwithstanding anything in this Subscription Agreement to the contrary, the total number of Ordinary Shares that may be issued under this Subscription Agreement and the Other Subscription Agreements at the First Closing, including the Ordinary Shares underlying the Aggregate Private Placement Pre-Funded Warrants, shall be limited to 3,750,000 Ordinary Shares (the “Exchange Cap”), which equals 19.99% of the outstanding Ordinary Shares as of the date hereof less 1,550,000 Ordinary Shares granted or to be granted to Eli Lilly and Company (“Eli Lilly”)

pursuant to certain equity grant agreements by and between the Company and Eli Lilly (the “Eli Lilly Shares”). The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.
(b)   Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase at the Second Closing (as defined below), and the Company hereby agrees to issue and sell to Subscriber, upon the payment of Per Share Subscription Price for all Second Subscribed Shares and Second Private Placement Pre-Funded Warrants (such amount, the “Second Subscription Amount”), the Second Subscribed Shares and the Second Private Placement Pre-Funded Warrants (such subscription and issuance, the “Second Subscription”).
2.   First Closing; Closing Conditions; Beneficial Ownership.
(a)   The consummation of the First Subscription (the “First Closing”) shall occur on such date (the “First Closing Date”) as the Company provides written notice to the Subscriber (“Closing Notice”); provided, that in no event shall the First Closing Date be greater than two (2) Business Days following the execution of this Subscription Agreement (the “First Closing Deadline”).
(b)   On the First Closing Date, no later than 9:00 a.m., New York City time, the Subscriber shall deliver to the Company the First Subscription Amount in cash via wire transfer to the account specified in the Closing Notice. At the First Closing, the Company shall issue the First Subscribed Shares and First Private Placement Pre-Funded Warrants to the Subscriber and cause the First Subscribed Shares to be registered in book entry form by the Company’s transfer agent and cause the First Private Placement Pre-Funded Warrants to be issued in the form set forth in Exhibit A hereto, in each case free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement, the amended and restated memorandum and articles of association or state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. All of the First Subscribed Shares and First Private Placement Pre-Funded Warrants shall be delivered with any and all transfer agent fees and any and all issue, stamp, transfer or similar taxes or duties payable in connection with such delivery duly paid by the Company. If the First Closing has not occurred for any reason on or prior to the First Closing Deadline, the Company shall promptly (but not later than five (5) Business Days thereafter) return the First Subscription Amount to Subscriber by wire transfer of United States dollars in immediately available funds to the account specified by Subscriber, and any book entries for the First Subscribed Shares and First Private Placement Pre-Funded Warrants shall be deemed cancelled; provided that, unless this Subscription Agreement has been terminated pursuant to Section 7 hereof, such return of funds shall not terminate this Subscription Agreement or relieve Subscriber of its obligation to purchase the First Subscribed Shares or the First Private Placement Pre-Funded Warrants at the First Closing. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed. Prior to or at the Closing, Subscriber shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.
(c)   The First Closing shall be subject to the satisfaction or valid waiver (to the extent a valid waiver is capable of being issued) by the party (the Company, on the one hand, or Subscriber, on the other) entitled to the benefit thereof, of the conditions that, on or prior to the First Closing Date:
(i)   no suspension of the qualification of the Ordinary Shares for offering or sale or trading on the Nasdaq Stock Market LLC (“Nasdaq”), or, to the actual or constructive knowledge of the Company or the Company’s directors or executive officers (as defined in Rule 405 under the Securities Act) after due inquiry (“Company’s Knowledge”), initiation or threatening of any proceedings for any of such purposes, shall have occurred; and
(ii)   no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining, prohibiting or enjoining consummation of the transactions contemplated hereby (except in the case of a governmental authority located outside the United

States where such judgment, order, law, rule or regulation would not be reasonably expected to have a Company Material Adverse Effect (as defined below)), and no governmental authority shall have instituted or, to the Company’s Knowledge, threatened in writing a proceeding seeking to impose any such restraint or prohibition.
(d)   The obligation of the Company to consummate the First Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on or prior to the First Closing Date:
(i)   all representations and warranties of Subscriber contained in this Subscription Agreement are true and correct in all material respects at and as of the First Closing Date (other than (x) representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (y) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Subscriber Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the First Closing shall constitute a reaffirmation by Subscriber of each of the representations and warranties of Subscriber contained in this Subscription Agreement as of the First Closing;
(ii)   Subscriber shall have wired the First Subscription Amount in accordance with Section 2(b) of this Subscription Agreement and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the First Closing; and
(iii)   Subscriber shall have provided to the Company the information requested in Annex A hereto.
(e)   The obligation of Subscriber to consummate the First Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on or prior to the First Closing Date:
(i)   all representations and warranties of the Company contained in this Subscription Agreement are true and correct in all material respects at and as of the First Closing Date (other than (A) representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Company Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the First Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Subscription Agreement as of the First Closing or such earlier date, as applicable;
(ii)   the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the First Closing;
(iii)   all consents, waivers, authorizations, permits or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq and any shareholder approval required by the rules and regulations of Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the First Subscribed Shares) required to be made in connection with the issuance and sale of the First Subscribed Shares shall have been obtained or made, except (A) where the failure to so obtain or make would not prevent the Company from consummating the transactions contemplated hereby, including the issuance and sale of the First Subscribed Shares or (B) with respect to the Shareholder Approval;

(iv)   the Company shall (A) have filed with Nasdaq an application or supplemental listing application for the listing of the First Subscribed Shares and the Ordinary Shares issuable upon exercise of the First Private Placement Pre-Funded Warrants (the “First Warrant Shares”) and (B) be in material compliance with all listing and maintenance requirements of Nasdaq;
(v)   there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially economically benefits any Other Subscriber(s) thereunder unless the Subscriber has been offered the same benefits, and the Company shall not have entered into any securities purchase agreement, subscription agreement, side letter or similar agreement or understanding with any Other Subscriber or other person in connection with the offering contemplated herein and in the Other Subscription Agreements, other than the Other Subscription Agreements, and no Other Subscriber shall have received terms in respect of its purchase of the First Subscribed Shares or First Private Placement Pre-Funded Warrants that are more favorable than those of the Subscriber;
(vi)   the Company shall have delivered to the Subscriber the Voting Agreements (as defined below) duly executed and delivered by the Principal Shareholders (as defined below) and the Company;
(vii)   the Company shall cause to be delivered to the Subscriber and the Placement Agents (as defined below) a customary opinion of the Company’s outside U.S. and Cayman Islands counsels in form and substance reasonably satisfactory to the Subscriber and the Placement Agents; and
(viii)   ZB17 LLC, a wholly owned subsidiary of the Company, shall have duly entered into and executed that certain License, Development and Commercialization Agreement with Eli Lilly pertaining to BAFF and IL-17, including exclusive worldwide rights to tibulizumab and related compounds for all indications other than plaque psoriasis, pediatric psoriasis, genital psoriasis, psoriatic arthritis, ankylosing spondylitis, non-radiographic axial spondylarthritis, chronic spontaneous urticaria, and juvenile idiopathic arthritis.
(f)   Subject to all conditions to the First Closing being satisfied or waived, and notwithstanding any other provision of this Subscription Agreement, the Company shall not issue, the Subscriber shall not be entitled to receive, and the Subscriber shall not, and shall cause its Affiliates to not, directly or indirectly acquire, offer to acquire, solicit an offer to sell, own, or purchase, any First Subscribed Shares or any First Private Placement Pre-Funded Warrants which, when such First Subscribed Shares and First Warrant Shares aggregated with all Other Subscribed Shares, Ordinary Shares issuable upon the exercise of all Other Private Placement Pre-Funded Warrants subscribed for and purchased by Other Subscribers and the Eli Lilly Shares, would result in the issuance (assuming the issuance of all First Warrant Shares and Ordinary Shares issuable upon the exercise of all Other Private Placement Pre-Funded Warrants subscribed for and purchased by Other Subscribers) of more than 19.99% of the issued and outstanding Ordinary Shares of the Company as of the time immediately preceding this Agreement (the “Maximum Percentage”), unless shareholder approval is obtained in accordance with the listing rules of Nasdaq (such approval, “Shareholder Approval”) or is otherwise permitted by Nasdaq. The Company shall hold an extraordinary general meeting of the shareholders at the earliest practical date after the date hereof for the purpose of obtaining Shareholder Approval (the “Extraordinary General Meeting”). As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the United States Securities and Exchange Commission (the “Commission”) a preliminary proxy statement (as amended and supplemented, the “Proxy Statement”), relating to the Extraordinary General Meeting, which shall include the recommendation of the Company’s board of directors (the “Board”) that the shareholders of the Company vote in favor of the adoption and approval of all ordinary shares subject to Shareholder Approval, and the Subscription Agreements and the transactions contemplated therein, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in the Proxy Statement. The Company shall use its commercially reasonable efforts to obtain Shareholder Approval including, without limitation, by (x) obtaining and enforcing the Voting Agreements and (y) causing the Board to unanimously recommend to the shareholders of the Company that they approve such proposal. In addition, unless Shareholder Approval is obtained, the Company shall not issue, the Subscriber shall not be entitled to receive, and the Subscriber shall not, and shall cause its Affiliates to not, directly or indirectly acquire, offer to acquire, solicit an offer to sell, own, or purchase, any Aggregate Subscribed Shares or any Aggregate Private Placement Pre-Funded Warrants, in excess of the Maximum Percentage measured as of the day immediately preceding the First Closing Date. The term “Affiliate” as used in this Agreement means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, and any officers, employees or partners of the Subscriber.
3.   Second Closing.
(a)   The consummation of the Second Subscription (the “Second Closing” and together with the First Closing, the “Closings”) shall occur two (2) Business Days after the Company obtains Shareholder Approval (such date the “Second Closing Date”). On the same day as the Company’s receipt of the Shareholder Approval, the Company shall provide written notice to the Subscriber setting forth such Second Closing Date.
(b)   On the Second Closing Date, no later than 9:00 a.m., New York City time, the Subscriber shall deliver to the Company the Second Subscription Amount in cash via wire transfer to the account specified in the Closing Notice. At the Second Closing, the Company shall issue the Second Subscribed Shares and Second Private Placement Pre-Funded Warrants to the Subscriber and cause the Second Subscribed Shares to be registered in book entry form by the Company’s transfer agent and cause the Second Private Placement Pre-Funded Warrants to be issued in the form set forth in Exhibit A hereto, in each case free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement, the amended and restated memorandum and articles of association or state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable.
(c)   The Second Closing shall be subject to the satisfaction or valid waiver (to the extent a valid waiver is capable of being issued) by the party (the Company, on the one hand, or Subscriber, on the other) entitled to the benefit thereof, of the conditions that, on or prior to the Second Closing Date:
(i)   no suspension of the qualification of the Ordinary Shares for offering or sale or trading on Nasdaq, or, to the Company’s Knowledge, initiation or threatening of any proceedings for any of such purposes, shall have occurred;
(ii)   no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining, prohibiting or enjoining consummation of the transactions contemplated hereby (except in the case of a governmental authority located outside the United States where such judgment, order, law, rule or regulation would not be reasonably expected to have a Company Material Adverse Effect (as defined below)), and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and
(iii)   Shareholder Approval shall have been duly received.
(d)   The obligation of the Company to consummate the Second Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on or prior to the Second Closing Date:
(i)   all representations and warranties of Subscriber contained in this Subscription Agreement are true and correct in all material respects at and as of the Second Closing Date (other than (x) representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (y) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Subscriber Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the Second Closing shall constitute a reaffirmation by Subscriber of each of the representations and warranties of Subscriber contained in this Subscription Agreement as of the Second Closing;
(ii)   Subscriber shall have wired the Second Subscription Amount in accordance with Section 3(b) of this Subscription Agreement and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Second Closing; and
(iii)   Subscriber shall have provided to the Company the information requested in Annex A hereto.
(e)   The obligation of Subscriber to consummate the Second Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on or prior to the Second Closing Date:
(i)   all representations and warranties of the Company contained in this Subscription Agreement are true and correct in all material respects at and as of the Second Closing Date (other than (A) representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or Company Material Adverse Effect, which representations shall be true and correct in all respects) as of such specified date), and consummation of the Second Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Subscription Agreement as of the Second Closing or such earlier date, as applicable;
(ii)   the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Second Closing;
(iii)   all consents, waivers, authorizations, permits or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Shareholder Approval and any shareholder approval required by the rules and regulations of Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Second Subscribed Shares) required to be made in connection with the issuance and sale of the Second Subscribed Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent the Company from consummating the transactions contemplated hereby, including the issuance and sale of the Second Subscribed Shares;
(iv)   the Company shall (A) have filed with Nasdaq an application or supplemental listing application for the listing of the Second Subscribed Shares and the Ordinary Shares issuable upon exercise of the Second Private Placement Pre-Funded Warrants (the “Second Warrant Shares” and together with the First Warrant Shares, the “Warrant Shares”) and (B) be in material compliance with all listing and maintenance requirements of Nasdaq;
(v)   there shall have been no amendment, waiver or modification to the Other Subscription Agreements that materially economically benefits any Other Subscriber(s) thereunder unless the Subscriber has been offered the same benefits, and the Company shall not have entered into any securities purchase agreement, subscription agreement, side letter or similar agreement or understanding with any Other Subscriber or other person in connection with the offering contemplated herein and in the Other Subscription Agreements, other than the Other Subscription Agreements, and no Other Subscriber shall have received terms in respect of its purchase of the Second Subscribed Shares or Second Private Placement Pre-Funded Warrants that are more favorable than those of the Subscriber;
(vi)   the Company shall cause to be delivered to the Subscriber and the Placement Agents (as defined below) a customary opinion of the Company’s outside US and Cayman Islands counsels in form and substance reasonably satisfactory to the Subscriber and the Placement Agents; and

(vii)   the Shareholder Approval (as defined below) shall have been duly received (the “Shareholder Approval Condition”) at least one (1) Business Day prior to the Second Closing.
4.   Company Representations and Warranties.   The Company represents and warrants to Subscriber that as of the date hereof, as of the First Closing Date and as of the Second Closing Date:
(a)   The Company (i) has been duly incorporated and is validly existing as an exempted company and is in good standing under the laws of the Cayman Islands, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement (with respect to the Second Closing, subject to Shareholder Approval), and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means any event, circumstance, change, development, effect or occurrence (collectively “Effect”) that, individually or in the aggregate with all other Effects, (a) is or would reasonably be expected to be materially adverse to the business, general affairs, managements, properties, conditions (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole; (b) would have a material adverse effect on the Company’s legal authority to consummate the transactions contemplated by this Subscription Agreement, including the issuance and sale of the Subscribed Shares and Private Placement Pre-Funded Warrants; or (c) would prevent, materially delay or materially impede the performance by the Company or its subsidiaries of their respective obligations under this Subscription Agreement; provided, however, that, in the case of clause (a), none of the following (or the effect of any of the following) shall be deemed to constitute, alone or in combination, or be taken into account in the determination of whether, there has been or will be a Company Material Adverse Effect: (i) any change or proposed change in applicable law or GAAP (including, in each case, the interpretation thereof) or changes in enforcement policies or official interpretations thereof or decisions of general applicability by any governmental entity, in each case, after the date of this Subscription Agreement; (ii) events, changes or conditions generally affecting the industries or geographic areas in which the Company operates; (iii) any changes in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or commodity or any disruption of such markets); (iv) acts of war, sabotage, civil unrest, protests, demonstrations, cyberattacks or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest, protests, demonstrations, cyberattacks or terrorism, or changes in global, national, regional, state or local political or social conditions; (v) any hurricane, tornado, flood, earthquake, mudslide, wildfire, natural disaster, epidemic, disease outbreak, pandemic (including, for the avoidance of doubt, the novel coronavirus, SARS-CoV-2 or COVID-19 and all related measures, strains and sequences) or other acts of God; (vi) any actions taken or not taken by the Company as required by this Subscription Agreement; (vii) any failure of the Company and its subsidiaries, taken as a whole to meet any projections, forecasts, guidance, estimates or financial or operating predictions of revenue, earnings, cash flow or cash position (provided, that any Effect underlying such failure (except to the extent otherwise excluded by other clauses in this definition) may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur) or (viii) any Effect attributable to the announcement or execution, pendency, negotiation or consummation of this Subscription Agreement (including the impact thereof on relationships with customers, suppliers, employees, investors, or other third parties related thereto), except in the cases of clauses (i) through (v), to the extent that the Company is materially and disproportionately affected thereby as compared with other participants in the industry in which the Company operates.
(b)   The Subscribed Shares have been (except insofar as the representations and warranties in this Section 4(b) are made or deemed made at the Second Closing Date, assuming that the Shareholder Approval is obtained) duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions (other than those under applicable securities laws), and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s second amended and restated memorandum and articles of association (each as amended to the First Closing Date) or state or federal securities laws.
(c)   The Private Placement Pre-Funded Warrants have been duly authorized (except insofar as the representations and warranties in this Section 4(c) are made or deemed made at the Second Closing, assuming that the Shareholder Approval is obtained) and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally or by the availability of equitable remedies.
(d)   The Ordinary Shares underlying the Aggregate Private Placement Pre-Funded Warrants have been (except insofar as the representations and warranties in this Section 4(d) are made or deemed made at the Second Closing Date, assuming that the Shareholder Approval is obtained) duly and validly authorized and reserved for issuance pursuant to the terms of the Private Placement Pre-Funded Warrants, and when issued by the Company upon valid exercise of the Private Placement Pre-Funded Warrants and payment of the exercise price, will be duly and validly issued, fully paid and non-assessable. The Company shall reserve and keep available for the exercise of the Aggregate Private Placement Pre-Funded Warrants such number of authorized but unissued Ordinary Shares as are sufficient to permit the exercise in full of the Aggregate Private Placement Pre-Funded Warrants for Ordinary Shares.
(e)   This Subscription Agreement has been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and by the availability of equitable remedies.
(f)   The execution and delivery of this Subscription Agreement, the issuance and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.
(g)   Assuming the accuracy of all of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares and Private Placement Pre-Funded Warrants), other than (i) filings required by applicable state securities laws, (ii) filings with the Commission, including the filing of the applicable Registration Statement pursuant to Section 6 below, (iii) filings required by Nasdaq, including with respect to obtaining approval of the Company’s shareholders, (iv) any filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or any law or regulation of any other jurisdiction related to competition or merger control, if applicable, (v) those that will be obtained, made or given, as applicable, on or prior to the First Closing or the Second Closing, as applicable, and (vi) consents, waivers, authorizations, permits, orders, notices or filings, the failure of which to obtain would not reasonably be expected to have a Company Material Adverse

Effect or have a material adverse effect on the Company’s legal authority to consummate the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares and Private Placement Pre-Funded Warrants.
(h)   The Company has timely filed or furnished all filings, forms, reports, statements, schedules, prospectuses, registration statements and other documents, if any, required to be filed by the Company with the Commission under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) and Section 15(d) thereof since its inception (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Reports”), other than where the failure to timely file would not reasonably be expected to have a Company Material Adverse Effect, and as of their respective dates, all SEC Reports complied in all material respects with the applicable requirements in existence as of such dates of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed or furnished, or if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that were amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, as of such dates, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the SEC Reports, the financial statements of the Company (including the notes thereto) included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited financial statements, to normal, year-end audit adjustments. The historical financial statements (including the related notes and supporting schedules) included in the SEC Reports comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act (“Regulation S-X”) and present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. Except as set forth in the financial statements of the Company included in the SEC Reports filed prior to the date hereof, and except as disclosed in a subsequent SEC report filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect. All disclosures contained in the SEC Reports regarding “non-GAAP financial measures” (as defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the SEC Reports that are not so included as required. The interactive data in eXtensible Business Reporting Language (“XBRL”) included or incorporated by reference in the SEC Reports fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the date of the latest audited financial statements included in the SEC Reports (the “Audited Financial Statement Date”), and, except as disclosed in a subsequent SEC Report filed prior to the date hereof, (A) the Company has not (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than pursuant to employee benefit plans, qualified stock option plans or other equity compensation plans or arrangements existing on the date hereof and disclosed in the SEC Reports), (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, (v) declared or paid any dividend on, or authorized or paid any distribution on, its share capital, or redeemed or repurchased any securities of the Company; or (vi) given any waiver, other than in the ordinary course of business, of a material right or of a material debt owed to the Company; and (B) there has not been (i) any change in the share capital, consolidated assets, liabilities, financial condition or operation results from that reflected in the financial statements on such date, of the Company (except for changes in the ordinary course of business which have not had, and would not reasonably be expected to have, a Company Material Adverse Effect, individually or in the aggregate) or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management or business of the Company taken as a whole; (ii) any change or amendment to the Company’s organizational documents, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject; (iii) to the Company’s Knowledge, the loss of services of any executive officer (as defined in Rule 405 under the Securities Act); (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted); or (v) to the Company’s Knowledge, any event or condition that has had or would reasonably be expected to have a Company Material Adverse Effect (except, in the case of (i) and (iii), as disclosed in the SEC Reports). To the Company’s Knowledge, there are no outstanding or unresolved comments in comment letters received by the Company from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports as of the date hereof. Notwithstanding anything to the contrary in this Subscription Agreement, no representation or warranty is made as to the accounting treatment of the Company’s issued and outstanding warrants, or as to any deficiencies in disclosure (including with respect to accounting and disclosure controls) arising from the accounting treatment of such warrants, in any SEC Reports.
(i)   As of the date hereof, and immediately prior to the First Closing, the entire authorized share capital of the Company consists of (1) 300,000,000 Ordinary Shares, of which (i) 27,552,148 Ordinary Shares are issued and outstanding (including 499,993 Ordinary Shares underlying restricted stock units), (ii) 6,900,000 Ordinary Shares are issuable upon exercise of public warrants, which are each exercisable for one Ordinary Share at a price of $11.50 per share (the “Public Warrants”), (iii) 5,910,000 Ordinary Shares are issuable upon exercise of private warrants (the “Private Warrants” and together with the Public Warrants, the “Warrants”) and (iv) 2,248,306 Ordinary Shares are issuable upon the exercise of stock options outstanding and (2) 1,000,000 preference shares, par value $0.0001 per share, none of which are issued and outstanding. All of the issued and outstanding shares of the Company have been issued in compliance in all material respects with all applicable federal and state securities laws. All (i) issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued and are not subject to preemptive rights. None of the Ordinary Shares or outstanding Warrants are subject to or were issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under laws of the Cayman Islands, the Company’s organizational documents or any contract to which the Company is a party or by which the Company is bound. There are no outstanding contractual obligations of the Company to repurchase, redeem, exchange or otherwise acquire any Ordinary Shares, Warrants or any capital equity of the Company, except as set forth in the Private Placement Pre-Funded Warrants. As of the date hereof, except as set forth above and pursuant to the Other Subscription Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Ordinary Shares or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. Other than as set forth in any SEC Reports, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Shares or (ii) the securities to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the First Closing Date and the Second Closing Date.
(j)   Assuming the accuracy of all of Subscriber’s representations and warranties set forth in Section 5 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Shares and Private Placement Pre-Funded Warrants by the Company to Subscriber and the Subscribed Shares and Private Placement Pre-Funded Warrants are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities law.

(k)   Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Section 502(c) of Regulation D under the Securities Act) in violation of the Securities Act in connection with any offer or sale of the Subscribed Shares and Private Placement Pre-Funded Warrants.
(l)   Except for Guggenheim Securities, LLC (“Guggenheim Securities”) and Raymond James & Associates, Inc. (each, a “Placement Agent” and together, the “Placement Agents”), no broker or finder is entitled to any brokerage or finder’s fee or commission from the Company solely in connection with the sale of the Subscribed Shares and Private Placement Pre-Funded Warrants to Subscriber.
(m)   All interactions with Management Investors will be made by the Company or its Representatives (as defined below) other than Guggenheim Securities, and Management Investors will participate in the issuance and sale of the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants only at the discretion of the Company. Without limitation of the foregoing, Guggenheim Securities will not be involved in any selling efforts or other communications with the Management Investors and will not be called upon to identify or solicit any Management Investors in connection with the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants or any matters contemplated herein. Neither the Company nor any of its Representatives will make any reference to Guggenheim Securities or its engagement by the Company in connection with the issuance and sale of any Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants to Management Investors, or in connection with any marketing and sale efforts related thereto (including but not limited to any executive summary, private placement memorandum or other marketing or disclosure materials that are provided to Management Investors in connection with the issuance and sale of the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants) without the prior written consent of Guggenheim Securities, other than identifying Guggenheim Securities as the Company’s private placement agent in connection with the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants sold to Subscribers and clarifying that Guggenheim Securities is not providing any advice, recommendation or other services to any Management Investor or otherwise participating or assuming any liability or obligation in connection therewith.
(n)   Any Other Subscription Agreements between the Company and one or more Management Investors will include, in lieu of the representation set forth in clause 4(d) below, an acknowledgement by the Management Investor to the effect that (i) no agent, advisor or other Representative of the Company has in any way been engaged by, represented, or acted for the Management Investor or provided the Management Investor with any advice or recommendation in connection with the Management Investor’s purchase of Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants, and (ii) no agent, advisor or other Representatives of the Company have any liability or obligation (fiduciary or otherwise) to such Management Investor in connection with its purchase of Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants.
(o)   The Company has provided Subscriber an opportunity to ask questions regarding the Company and made available to Subscriber all the information reasonably available to the Company that Subscriber has reasonably requested to make an investment decision with respect to the Subscribed Shares and the Private Placement Pre-Funded Warrants.
(p)   Except for such matters as have not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company is in compliance with all laws applicable to the conduct of its business. The Company has not received any written, or other communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(q)   As of the date hereof, the Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and listed for trading on Nasdaq. There is no suit, action, claim, proceeding or investigation pending or, to the Company’s Knowledge, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the Ordinary Shares or to prohibit or terminate the listing of the Ordinary Shares on Nasdaq. The Company has taken no action that is designed to terminate the registration of the Ordinary Shares under the Exchange Act. Upon the First Closing and the Second Closing, the issued and outstanding Ordinary Shares, including the Subscribed Shares to be issued pursuant to this Subscription Agreement, will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on Nasdaq.
(r)   There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than as set forth in the SEC Reports.
(s)   Other than the Company’s listing agreement with Nasdaq, there are no agreements or understandings to which the Company is a party or by which it is bound (other than, for the avoidance of doubt, its amended and restated memorandum and articles of association) which limit the ability of the Company to issue Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares in compliance with applicable federal and state securities laws, other than as set forth in the SEC Reports.
(t)   Other than the Other Subscription Agreements, the Company has not entered into any side letter or similar agreement with any Other Subscriber or other person in connection with such Other Subscriber’s or person’s direct or indirect investment in the Other Subscribed Shares. The Other Subscription Agreements reflect the same Per Share Subscription Price and other terms with respect to the purchase of the Other Subscribed Shares and Other Private Placement Pre-Funded Warrants that are no more favorable to the Other Subscribers thereunder than the terms of this Subscription Agreement, other than terms particular to the regulatory requirements of such Other Subscribers or their Affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Other Subscribed Shares and Other Private Placement Pre-Funded Warrants and such Other Subscription Agreements have not been amended or modified in any material respect following the date of this Subscription Agreement.
(u)   The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company in violation of Regulation M to facilitate the sale or resale of the Ordinary Shares.
(v)   Except as specifically disclosed herein, to the Company’s Knowledge with respect to patents, patent applications, trade and service marks, trade and service mark registrations, and trade names only, the Company and its subsidiaries own, possess, or license, and otherwise have legally enforceable rights to all confidential information, formulas, designs, devices, research and development, methods, processes, compositions, patents, pending patent applications and provisional applications and all issuances, divisions, continuations, continuations-in-part, reissues, extensions, reexaminations and renewals of such patents and applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, and know-how, except with regard to off-the-shelf software provided by third parties, (collectively, the “Intellectual Property Rights”) necessary for the conduct of the Company’s business as now conducted or, to the Company’s Knowledge, as proposed to be conducted. Except as disclosed in the SEC Reports, (i) to the Company’s Knowledge, there are no rights of third parties to any such Intellectual Property Rights that conflict with the Company’s right to own, possess or license, as applicable, such Intellectual Property Rights; (ii) the Company is not aware of any material infringement by third parties of any such Intellectual Property Rights; (iii) there is no pending, or to the Company’s Knowledge threatened, action, suit, proceeding or claim by others challenging the Company’s rights in or to own, possess and license such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending, or to the Company’s Knowledge threatened, action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, except for any such action, suit, proceeding or claim that would not have a Company Material Adverse Effect; (v) the Company’s intellectual property as currently or formerly owned, licensed or used by the Company or proposed to be used, and the Company’s conduct of its business as currently and formerly conducted and proposed to be conducted have not, do not and will not infringe, violate or misappropriate the Intellectual Property Rights of any person, and, the Company has not received any communication, and there is no prior, pending, or to the Company’s Knowledge threatened, action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim, except for any such action, suit, proceeding or claim that would not have a Company Material Adverse Effect; (vi) to the Company’s Knowledge, there is no U.S. patent or published U.S. patent application (other than U.S. patents or U.S. patent applications of the Company, or patents with respect to which the patent holder has entered a binding covenant to not sue the Company thereunder) which contains claims that dominate or may dominate any Intellectual Property Rights described in the SEC Reports as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property Rights, except for such claims and interferences that would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect; (vii) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office; (viii) to the Company’s Knowledge, all pertinent prior art references known to the Company or its counsel during the prosecution of the patents and patent applications comprising the Intellectual Property Rights were disclosed to the relevant patent authority and, to the Company’s Knowledge, neither such counsel nor the Company nor any licensor made any misrepresentation to, or concealed any material fact from, the relevant patent authority during such prosecution and the Company, and to the Company’s Knowledge, any licensor, has complied with all applicable duty of candor requirements of the relevant patent authority with respect to such patents and patent applications; and (ix) each employee and consultant of the Company has entered into an invention assignment agreement with the Company and to the Company’s Knowledge, no employee of the Company is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or its subsidiaries or actions undertaken by the employee while employed with the Company or its subsidiaries. To the Company’s Knowledge, all licenses to which the Company and its subsidiaries is a party relating to the Intellectual Property Rights are not invalid, are subsisting, enforceable, and in good standing and each of the Company and its subsidiaries has, in all material respects, complied with its respective contractual obligations pursuant to all such licenses relating to the Intellectual Property Rights and has not committed any material breach thereof (declared or undeclared). The Company is not a party to or bound by any options, licenses, or agreements with respect to the intellectual property rights of any other person or entity that are required to be disclosed in the SEC Reports and that are not disclosed therein. None of the Intellectual Property Rights used by the Company and its subsidiaries has been obtained by them or is being used by them in violation of any material contractual obligations binding on the Company, its subsidiaries or, to the Company’s Knowledge, any of their officers, directors, or employees. Except as required to be set forth in the SEC Reports, (i) the Company and its subsidiaries are not obligated to pay a material royalty, grant a license or provide other consideration to any third party in connection with the Intellectual Property Rights and (ii) no third party, including any academic or governmental organization, possess material rights to the Intellectual Property Rights owned by the Company. Notwithstanding the foregoing, use of cell-lines proprietary to third parties may be necessary for the Company to manufacture product in the conduct of its business. Sourcing and using such cell-lines may be the subject of a royalty-bearing license in favor of such a third party.
(w)   The Company is not, and immediately after receipt of payment for the Subscribed Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(x)   The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Subscribed Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided that such pledge shall be (1) pursuant to an available exemption from the registration requirements of the Securities Act or (2) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of the Subscribed Shares shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Subscribed Shares are not subject to any contractual lock up or prohibition on pledging, the form of such acknowledgment to be subject to review and comment by the Company in all respects.
(y)   The Company is not, and has not been since March 20, 2023, an issuer identified in Rule 144(i)(1) of the Securities Act. As of March 24, 2023, the Company filed current “Form 10 information” (as defined in Rule 144 (i)(3)) with the Commission reflecting its status as an entity that was no longer an issuer described in Rule 144(i)(1)(i).
(z)   Except for the representations and warranties contained in this Section 4, the Company makes no express or implied representation or warranty, and the Company hereby disclaims any such representation or warranty with respect to the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated herein.
(aa)   Except as disclosed in the SEC Reports there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject that, if determined adversely to the Company, would, in the aggregate, reasonably be expected to have a Company Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Subscription Agreement or the consummation of the transactions contemplated by this Subscription Agreement; and to the Company’s Knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
(bb)   The Company is not party to or bound by any collective bargaining agreements or other agreements with labor organizations. No labor disturbance by or dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Company Material Adverse Effect. The Company is not in violation nor has it received written notice of any violation with respect to any federal or state law, regulations, orders or contract terms affecting the collective bargaining rights of employees or labor organizations, or any laws, regulations or orders relating to discrimination in the hiring, promotion or pay of employees, equal opportunity employment, or employees’ health, safety, nor any applicable federal or state welfare or wage and hour laws, the violation of any of which could reasonably be expected to have a Company Material Adverse Effect. No material labor dispute with the employees of the Company, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s Knowledge, is threatened or imminent. To the Company’s Knowledge, there have not been any labor union organizing activities with respect to employees of the Company.
(cc)   Except as disclosed in the SEC Reports, the Company is not or has not (i) in violation of its second amended and restated memorandum and articles of association, charter or bylaws (or similar organizational documents), (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject, or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or (iv) failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii), (iii) and (iv), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(dd)   The Company possesses all material certificates, authorizations, clearances, approvals, registrations, exemptions, licenses or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the SEC Reports (“Permits”), and all such Permits are valid, current and in full force and effect, except where the failure to so possess or be valid, current and in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. The Company is not in violation of, or in default under, any of the Permits nor has it received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit. The Company has not received any notice of proceedings relating to the revocation or modification of any Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Company Material Adverse Effect. The Company has not received any written notice denying, revoking or modifying any “approved enterprise,” “benefited enterprise” or “preferred enterprise” status with respect to any of the Company’s facilities or operations.
(ee)   No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Reports that is not so described.
(ff)   The Company has established and maintains a system of internal accounting and disclosure controls and procedures (as defined in Rule 13a-15 and 15d-15 under the Exchange Act), which are designed to comply with the requirements of the Exchange Act and which have been designed (A) to ensure that (i) material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities and (ii) information required to be disclosed by the Company in reports that it files, furnishes or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (B) that are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Except as disclosed in the SEC Reports, the Company’s internal control over financial reporting is effective and none of the Company, the Board and the Company’s audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company or its subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Board has, subject to the exceptions, cure periods and the phase-in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Board and/or the Company’s audit committee has adopted a charter that satisfies the requirements of the Exchange Rules in respect of the audit committee.
(gg)   There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provisions of the Sarbanes-Oxley Act that are applicable to the Company or its directors or officers in their capacities as directors or officers of the Company.
(hh)   The Company confirms that it has not provided, and to the knowledge of the Company, none of its officers or directors nor any other person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Subscriber or its respective agents or counsel with any information that it believes constitutes material, non-public information regarding the Company or its subsidiaries except (i) insofar as the existence, provisions and terms of this Subscription Agreement and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in a press release or (ii) to such Subscriber, prior to such disclosure, that has executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Subscribers will rely on the foregoing representations in effecting transactions in securities of the Company.

(ii)   The Company has timely prepared and filed all federal, state, local and foreign tax returns required to be filed through the date hereof with all appropriate governmental agencies, subject to permitted extensions (except where the failure to file would not individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect), and has paid all taxes due (except where the failure to pay would not individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect), and no tax deficiency has been determined adversely to the Company or its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be, asserted against the Company that would, in the aggregate, reasonably be expected to have a Company Material Adverse Effect. There are no material unpaid assessments against the Company nor, to the Company’s knowledge, any audits by any federal, state or local taxing authority. All material taxes that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens pending or, to the Company’s knowledge, threatened against the Company or any of its assets or property. With the exception of agreements or other arrangements that are not primarily related to taxes entered into in the ordinary course of business, there are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity (other than a subsidiary of the Company). The Company is classified as a Subchapter C corporation for U.S. federal tax purposes.
(jj)   For U.S. federal income tax purposes, the Company is treated as a controlled foreign corporation, as that term is defined in Section 957 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for its tax year beginning on January 1, 2023.
(kk)   Except as disclosed in the SEC Reports, the Company is not and has not been in violation of any Environmental Laws (including any failure to obtain, maintain and comply with the terms and conditions of all permits, consents, authorizations, registrations, licenses and other approvals required pursuant to Environmental Laws (“Environmental Permits”)), has not released any hazardous or toxic substances (“Hazardous Substances”) onto any real property that it formerly owned or operated and does not currently own or operate any real property (including any facilities located thereon) at or from which there has been a release or threatened release of Hazardous Substances, has not received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Company Material Adverse Effect and is not aware of any pending investigation which might lead to such a claim. The Company does not anticipate incurring any material capital expenditures relating to compliance with Environmental Laws. For purposes of this Section 4(ii), “Environmental Laws” shall mean any statute, law (including common law), rule, regulation, decision, order, decree or other binding requirements of any governmental authority or any court, domestic or foreign, relating to the use, handling, presence, generation, storage, transport, disposal or release of Hazardous Substances or relating to the protection or restoration of the environment or human exposure to Hazardous Substances.
(ll)   Each of the Company and its officers, directors, Affiliates and employees, and, to the Company’s Knowledge, any of their respective agents has not violated, its participation in the offering will not violate, and the Company has instituted and maintain policies and procedures designed to ensure continued compliance with, each of the following laws: (i) anti-bribery laws, including but not limited to, any applicable law, rule or regulation of any locality, including but not limited to any law, rule or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (ii) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S.C. §§ 1956 and 1957, the Patriot Act, the Bank Secrecy Act and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder. The Company will not directly or indirectly use the proceeds of the offering of any of the Aggregate Subscribed Shares or Aggregate Private Placement Pre-Funded Warrants contemplated hereby or by the Other Subscription Agreements, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity in violation of any anti-corruption, anti-bribery or anti-money laundering laws.
(mm)   There are no transactions, arrangements or other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its Affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), and are required to be described in the SEC Reports, which have not been described as required.
(nn)   Neither the Company nor any of its directors, officers or employees, nor, to the Company’s Knowledge, any agent, Affiliate or representative of the Company, is an individual or entity that is, or is owned or controlled by an individual or entity that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea and Syria). Neither the Company nor its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity: (i) to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (ii) in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise). For the past five years, the Company has not knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
(oo)   Except as disclosed in the SEC Reports, the Company and, to the Company’s Knowledge, its directors, employees and agents (while acting in such capacity) are in material compliance with all health care laws applicable to the Company, or any of their products or activities, including, but not limited to, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Stark law (42 U.S.C. § 1395nn), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.) (“HIPAA”), all criminal laws relating to healthcare fraud and abuse, including but not limited to 18 U.S.C. §§ 286 and 287, the healthcare fraud criminal provisions under HIPAA, the exclusion laws (42 U.S.C. § 1320a-7), the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), the Controlled Substances Act (21 U.S.C. § 801 et seq.), the Public Health Service Act (42 U.S.C. § 201 et seq.), the Clinical Laboratory Improvement Amendments of 1988 (42 U.S.C. § 263a), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), TRICARE (10 U.S.C. § 1071 et seq.), any state corporate practice or fee-splitting prohibitions, and any state or federal anti-markup or comparable laws or regulations, the regulations promulgated pursuant to such laws, and any other state, federal or foreign law, accreditation standards, regulation, memorandum, opinion letter or other issuance which imposes requirements on the manufacturing, development, testing, labeling, advertising, marketing or distribution of drugs, biologics and medical devices, kickbacks, patient or program charges, recordkeeping, claims process, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or any other aspect of providing health care, clinical laboratory or diagnostics products or services (collectively, “Health Care Laws”). None of the Company, or to the Company’s Knowledge, its officers, directors, employees or, to the Company’s Knowledge, agents, have engaged in activities which are, as applicable, cause for false claims liability, civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, TRICARE or any other state or federal healthcare program (collectively, the “Programs”). Except as disclosed in the SEC Reports, the Company has not received any notification, correspondence or any other written or, to the Company’s Knowledge, oral communication, including notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action (“Action”) from any governmental authority, including, without limitation, the FDA, the EMA, Health Canada, the United States Federal Trade Commission, the United States Drug Enforcement Administration, CMS, HHS’s Office of Inspector General, the United States Department of Justice and state Attorneys General or similar agencies of potential or actual non-compliance by, or liability of, the Company under any Health Care Laws, except, with respect to any of the foregoing, such as would not, individually or in the aggregate, be material to the Company. Except as disclosed in the SEC Reports, to the Company’s Knowledge, there are no facts or circumstances that would reasonably be expected to give rise to material liability of the Company under any Health Care Laws. Except as set forth in the SEC Reports, the Company is not a party to, and does not have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any governmental or regulatory authority. Additionally, to the Company’s Knowledge, none of the Company, or any of its employees, officers or directors, nor any of its agents, has been excluded, suspended or debarred from participation in any Program or human clinical research or, is subject to a governmental inquiry, investigation, proceeding, or other similar Action that could reasonably be expected to result in debarment, suspension, or exclusion. The statements with respect to Health Care Laws and the Company’s compliance therewith included in the SEC Reports fairly summarize the matters therein described.
(pp)   The studies, tests and preclinical and clinical trials that were conducted, or are being conducted, by or on behalf of, or sponsored by, the Company, or in which the Company has participated, that are described in the SEC Reports, or the results of which are referred to in the SEC Reports, were and, if still pending, are being conducted in all material respects in accordance with all applicable statutes, rules, regulations and protocols of the U.S. Food and Drug Administration (“FDA”) and comparable drug regulatory agencies outside of the United States to which such trials and studies are subject and the protocols, procedures and controls established for each such study, test or preclinical or clinical trial and pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company or its subsidiaries and all applicable statutes, rules, regulations and protocols of the regulatory agencies to which they are subject, including without limitation the Health Care Laws, including 21 C.F.R. Parts 50, 54, 56, 58, 312 and 812; the descriptions of such studies, tests and trials contained in the SEC Reports, and the results thereof, are accurate and complete in all material respects and do not contain any misstatement of a material fact or omit a material fact necessary to make such statements not misleading; the Company has no knowledge of any studies, tests or trials not described in the SEC Reports the results of which reasonably call into question in any material respect the results of the studies, tests and trials described in the SEC Reports; and neither the Company nor its subsidiaries have received any notices or other correspondence from the FDA, the EMA, Health Canada or any other foreign, state or local governmental body exercising comparable authority or any applicable institutional review board or comparable authority requiring or threatening the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of, or sponsored by, the Company or in which the Company has participated, and, to the Company’s Knowledge, there are no reasonable grounds for the same. Except as disclosed in the SEC Reports, there has not been any violation of law or regulation by the Company in its product development efforts, submissions or reports to any regulatory authority that could reasonably be expected to require investigation, corrective action or enforcement action.
(qq)   There are no material contracts or other documents required to be described in the SEC Reports or filed as exhibits to the SEC Reports pursuant to Item 601 of Regulation S-K that are not described and filed as required. The statements made in the SEC Reports, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed pursuant to Item 601 of Regulation S-K, constitute accurate summaries of the terms of such contracts and documents in all material respects. Except as disclosed in the SEC Reports, neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract or other document filed pursuant to Item 601 of Regulation S-K has any intention not to render full performance as contemplated by the terms thereof.
(rr)   There are no legal, governmental or regulatory investigations, actions, suits or proceedings (each, an “Action”) pending to which the Company or its subsidiaries are or may reasonably be expected to become a party or to which any property of the Company or its subsidiaries are or may reasonably be expected to become the subject that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. Except as disclosed in the SEC filings, there are no material outstanding governmental orders and no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets.
(ss)   No representation or warranty by the Company in this Subscription Agreement or any certificate or other document furnished or to be furnished to the Subscriber pursuant to this Subscription Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. To the Company’s Knowledge, there is no event or circumstance that the Company has not disclosed to the Subscriber which could reasonably be expected to have a Company Material Adverse Effect.
(tt)   The Company has good and marketable title to all real properties and all other tangible properties and assets owned by it, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect; and the Company holds any leased real or personal property under valid and enforceable leases with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.
(uu)   The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.
(vv)   Neither the Company nor, to the Company’s Knowledge, any of its current or former directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature or (f) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption laws.
(ww)   No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or any Company Covered Person, except (i) for a Disqualification Event as to which Rule 506(d)(2)(ii – iv) or (d)(3) is applicable and (ii) no such representation is made with respect to the Placement Agents, or any of their respective general partners, managing members, directors, executive officers or other officers. For purposes of this Section 4(uu), “Company Covered Person” shall mean any person listed in the first paragraph of Rule 506(d)(1).
(xx)   To the Company’s Knowledge, shareholders holding a sufficient number of Ordinary Shares to obtain Shareholder Approval intend to vote such shares in favor of the adoption and approval of this Agreement and the transactions contemplated herein at the Extraordinary General Meeting.
5.   Subscriber Representations and Warranties.   Subscriber represents and warrants to the Company that as of the date hereof, as of the First Closing Date and as of the Second Closing Date:

(a)   Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.
(b)   This Subscription Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.
(c)   The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and Private Placement Pre-Funded Warrants and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to timely consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares and Private Placement Pre-Funded Warrants.
(d)   (i) If Subscriber is located in the United States or is a U.S. person, Subscriber (A) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (9) or (12) under the Securities Act), in either case satisfying the applicable requirements set forth on Annex A hereto and an “institutional account” as defined in FINRA Rule 4512(c), and is not an entity formed for the specific purpose of acquiring the Subscribed Shares or the Private Placement Pre-Funded Warrants and a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (B) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (C) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Shares and the Private Placement Pre-Funded Warrants, (D) is acquiring the Subscribed Shares and the Private Placement Pre-Funded Warrants only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares and the Private Placement Pre-Funded Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an institutional accredited investor and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, (E) is not acquiring the Subscribed Shares or the Private Placement Pre-Funded Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A), and (F) understands that the offering meets the exemptions from filing under FINRA Rules 5123(b)(1)(A), (C) and (J); and (ii) if located outside the United States and not a U.S. person, (A) Subscriber is acquiring the Subscribed Shares and the Private Placement Pre-Funded Warrants in an “offshore transaction” meeting the requirements of Rule 903 of Regulation S under the Securities Act, (B) Subscriber understand that the offering meets the exemptions from filing under FINRA Rule 5123(c), (C) Subscriber is are aware that the sale to them is being made in reliance on a private placement exemption from, or in a transaction not subject to, registration under the Securities Act, and the purchaser and the person, if any, for whose account or benefit the purchaser is acquiring the Subscribed Shares offered pursuant to this Subscription, was located outside the United States and was not a U.S. person at the time (x) the offer was made to it and (y) when the buy order for such Subscribed Shares and Private Placement Pre-Funded Warrants was originated, and continues to be located outside the United States and not to be a U.S. person and has not purchased such Subscribed Shares or Private Placement Pre-Funded Warrants for the account or benefit of any person located in the United States or who is a U.S. person, or entered into any arrangement for the transfer of such Subscribed Shares, Private Placement Pre-Funded Warrants or any economic interest therein to any person located in the United States or any U.S. person, (D) Subscriber is authorized to consummate the purchase of the Subscribed Shares and the Private Placement Pre-Funded Warrants offered pursuant to this Subscription in compliance with all applicable laws and regulations of the jurisdiction where such sales are to be made. In either case, the offer and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants have not been registered under the Securities Act or any other applicable securities laws of any other jurisdiction, are being offered in transactions not requiring registration under the Securities Act, and unless the offer and sale thereof is so registered, may not be reoffered, resold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto. Subscriber understands that each of the Subscribed Shares and the Private Placement Pre-Funded Warrants may not be offered, resold, transferred, pledged (other than in connection with ordinary course prime brokerage relationships) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (x) to the Company or a subsidiary thereof, (y) pursuant to offers and sales that qualify as “offshore transactions” within the meaning of Regulation S under the Securities Act or (z) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (y) and (z), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry positions or certificates representing the Subscribed Shares and the Private Placement Pre-Funded Warrants shall contain the legend set forth in this Section 5(d). Subscriber understands and agrees that the Subscribed Shares and the Private Placement Pre-Funded Warrants will be subject to transfer restrictions under applicable securities laws and, as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge (other than in connection with ordinary course prime brokerage relationships) or otherwise dispose of the Subscribed Shares or the Private Placement Pre-Funded Warrants and may be required to bear the financial risk of an investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares and the Private Placement Pre-Funded Warrants will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least March 24, 2024. Subscriber understands that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, pledge, transfer or disposition of any of the Subscribed Shares or the Private Placement Pre-Funded Warrants.
Each book entry for the Subscribed Shares and the Private Placement Pre-Funded Warrants shall contain a notation, and each certificate (if any) evidencing the Subscribed Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form (or to substantially the following effect):
“THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”
“PRIOR TO THE REGISTRATION OF ANY PERMITTED TRANSFER IN ACCORDANCE WITH THE ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS AND OR CERTIFICATIONS AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING

MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”
(e)   Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares and the Private Placement Pre-Funded Warrants directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby expressly and irrevocably acknowledges and agrees that it is not relying on, any representations, warranties, covenants or, agreements or statements made to Subscriber by or on behalf of the Company, the Placement Agents or any of their respective Affiliates or any of the respective subsidiaries, control persons, officers, directors, employees, partners, agents or representatives, or any other person or entity, expressly or by implication, (including by omission), other than those representations, warranties, covenants, agreements and statements of the Company expressly set forth in this Subscription Agreement, and Subscriber is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission). Subscriber undertook this investment freely and after obtaining independent legal advice.
(f)   In making its decision to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants, Subscriber has relied solely upon independent investigation made by Subscriber and upon the representations, warranties and covenants of the Company expressly set forth herein and in the SEC Reports (and no other representations and warranties). Subscriber acknowledges and agrees that Subscriber has received and had adequate time to review such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber acknowledges it has conducted its own investigation of the Company and the Subscribed Shares and Private Placement Pre-Funded Warrants and has been offered the opportunity to ask questions of the Company and received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber has made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants. Without limiting the generality of the foregoing, Subscriber acknowledges that Subscriber has had adequate time to review the SEC Reports. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber acknowledges that the Placement Agents and their directors, officers, employees, representatives, advisors and controlling persons have made no independent investigation with respect to the Company, the Subscribed Shares, the Private Placement Pre-Funded Warrants, or the accuracy, completeness, or adequacy of any information supplied to Subscriber by the Company or on its behalf.
(g)   Subscriber became aware of this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants, and the Subscribed Shares and Private Placement Pre-Funded Warrants were offered to Subscriber, solely by means of direct contact between Subscriber and the Company and/or its respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons (such parties referred to collectively as “Representatives”) or by means of contact from the Placement Agents. Subscriber did not become aware of this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants, nor were the Subscribed Shares and Private Placement Pre-Funded Warrants offered to Subscriber, to the Subscriber’s knowledge, by any other means, and none of the Company, Placement Agents, or their respective Representatives acted as fiduciary, investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, the Company, Placement Agents, and/or their respective Representatives), other than the statements, representations and warranties expressly set forth in this Subscription Agreement and the SEC Reports, in making its investment or decision to invest in the Company. To the Subscriber’s knowledge, the Subscribed Shares and Private Placement Pre-Funded Warrants (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.
(h)   Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision, and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment. Subscriber acknowledges that it (i) is a sophisticated investor, experienced in investing in business and financial transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its purchase of the Subscribed Shares and the Private Placement Pre-Funded Warrants. Subscriber acknowledges that its purchase of Subscribed Shares and the Private Placement Pre-Funded Warrants (w) is fully consistent with Subscriber’s financial needs, objectives and condition, (x) complies and is fully consistent with all of Subscriber’s applicable investment policies, guidelines and other restrictions, (y) has been duly authorized and approved by all necessary action (corporate or otherwise), and (z) does not and will not violate or constitute a default under Subscriber’s charter, by-laws or other constituent documents or under any law, rule, regulation, agreement or other obligation by which we are bound and are a fit, proper and suitable investment, notwithstanding the substantial risks inherent in investing in or holding the Subscribed Shares or the Private Placement Pre-Funded Warrants. Subscriber understands that the purchase and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants, to the extent applicable, hereunder meets (A) the institutional accounts exemptions from filing under FINRA Rule 5123(b)(1)(A), (B) the institutional customer exemption from filing under FINRA Rule 2111(b), (C) the qualified institutional buyers exemption from filing under FINRA Rule 5123(b)(1)(C) and (D) the accredited investors exemption from filing under FINRA Rule 5123(b)(1)(J).
(i)   Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants and determined that the Subscribed Shares and the Private Placement Pre-Funded Warrants are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.
(j)   Subscriber understands and acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or the Private Placement Pre-Funded Warrants or made any findings or determination as to the fairness of this investment.
(k)   At all times on or prior to the First Closing Date and the Second Closing Date, as applicable, Subscriber has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Subscribed Shares or Private Placement Pre-Funded Warrants applicable to such First Closing Date and Second Closing Date.
(l)   Subscriber is not the target of economic or financial sanctions, trade embargoes, or other export controls imposed, administered, or enforced by the United States (including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State) (“U.S. Trade Controls”) including: (i) identified on the OFAC Specially Designated Nationals and Blocked Persons List, or other list of individuals or entities (“Persons”) with whom transactions are prohibited or restricted under U.S. Trade Controls, (ii) organized, resident, located in, or a national of a comprehensively sanctioned jurisdiction (currently, Cuba, Iran, Syria, North Korea, and the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine, as this list may be amended from time to time) (each a “Sanctioned Jurisdiction”), (iii) the government of a Sanctioned Jurisdiction or the Government of Venezuela, or (iv) owned 50% or more, in the aggregate, directly or indirectly, or otherwise controlled, by a Person identified in (i)  – (iii) (collectively, (i) through (iv), a “Sanctioned Person”). Subscriber has not, in the last five years, engaged in any conduct, activity, or practice that would constitute a violation or apparent violation of any applicable U.S. Trade Controls. Subscriber has not been in the last five years, the subject of any actual or, to the knowledge of Subscriber, asserted or threatened charge, proceeding, prosecution, investigation or inquiry with respect to potential or actual violations of U.S. Trade Controls. Subscriber has not, in the last five years, made any voluntary disclosure with respect to an actual or apparent violation of U.S. Trade Controls. Subscriber has not, in the last five years, been subject to civil or criminal penalties for a violation of U.S. Trade Controls. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), to the extent required by applicable law, that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required by applicable law, it maintains policies and procedures reasonably designed to promote compliance with U.S. Trade Controls. Subscriber further represents and warrants that the funds held by Subscriber and used to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants were legally obtained and were not obtained, directly or indirectly, from a Sanctioned Person or in any other manner that would constitute a violation of U.S. Trade Controls.
(m)   Each Subscriber covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any short sales or otherwise seek to hedge its position in the Company’s securities during the period from the date hereof until the transactions contemplated by this Subscription Agreement are publicly disclosed by the Company. Notwithstanding the foregoing, (a) nothing in this Section 5(m) shall prohibit other entities under common management with Subscriber (including Subscriber’s controlled affiliates and/or affiliates), or that share an investment advisor with Subscriber, from executing any short sales or otherwise seeking to hedge their position in the Company’s securities and (b) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers or desks manage separate portions of such Subscriber’s assets, this Section 5(m) shall apply solely with respect to the portfolio manager or desk that made the investment decision to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants covered by this Subscription Agreement. Each Subscriber covenants that until such time as the transactions contemplated by this Subscription Agreement are publicly disclosed by the Company, such Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction) other than to such Subscriber’s outside attorney, accountant, auditor or investment advisor.
(n)   If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code or other laws or regulations that are similar to such provisions, then Subscriber represents and warrants that neither the Company, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares and the Private Placement Pre-Funded Warrants, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and the Private Placement Pre-Funded Warrants.
(o)   At the First Closing, Subscriber will have sufficient funds to pay the First Subscription Amount pursuant to Section 2(b) of this Subscription Agreement. At the Second Closing, Subscriber will have sufficient funds to pay the Second Subscription Amount pursuant to Section 3(b) of this Subscription Agreement.

(p)   [Reserved].
(q)   No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company.
(r)   Subscriber acknowledges and agrees that (i) each of the Placement Agents is acting solely in their respective capacities as Placement Agent with respect to the issuance and sale of the Subscribed Shares and the Private Placement Pre-Funded Warrants pursuant to this Subscription Agreement and the Other Subscription Agreements (excluding any Other Subscription Agreements between the Company and one or more Management Investors), is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary to the Subscriber, the Company or any other person or entity in connection with this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants; (ii) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants; (iii) the Placement Agents will have no responsibility with respect to (x) any representations, warranties or agreements made by any person or entity under or in connection with the offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants or any of the documents furnished pursuant thereto or in connection therewith or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (y) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants.
(s)   The Subscriber hereby acknowledges and is aware that the Placement Agents are each acting as the Company’s placement agent in connection with the offering conducted under this Subscription Agreement and the Other Subscription Agreements.
(t)   Subscriber acknowledges and agrees that no Placement Agent shall have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Subscriber, the Company or any other person or entity), whether in contract, tort or otherwise, to the Subscriber, or to any person claiming through the Subscriber, in respect of this offering of the Subscribed Shares and the Private Placement Pre-Funded Warrants.
(u)   Except for the representations and warranties contained in this Section 5, Subscriber makes no express or implied representation or warranty, and Subscriber hereby disclaims any such representation or warranty with respect to the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated herein.
6.   Registration of Subscribed Shares and Warrant Shares.
(a)   The Company agrees that, (i) within forty-five (45) calendar days after the consummation of the First Closing (the “First Filing Deadline”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement (the “First Registration Statement”) registering the resale of the First Subscribed Shares and the First Warrant Shares and naming the Subscriber as a selling shareholder thereunder, and (ii) within forty-five (45) calendar days after the consummation of the Second Closing (the “Second Filing Deadline”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement (the “Second Registration Statement” and together with the first Registration Statement, the “Registration Statements” and each, a “Registration Statement”) registering the resale of the Second Subscribed Shares and the Second Warrant Shares, and the Company shall use its commercially reasonable efforts to have the Registration Statements declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the Commission notifies the Company that it will “review” the First Registration Statement or Second Registration Statement, as applicable) following the First Filing Deadline or the Second Filing Deadline, as applicable, and (ii) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the

“Effectiveness Date”); provided, however, that the Company’s obligations to include the Subscribed Shares and Warrant Shares in the applicable Registration Statement are contingent upon the Subscriber furnishing in writing to the Company such information regarding the Subscriber, the securities of the Company held by the Subscriber and the intended method of disposition of the Subscribed Shares and the Warrant Shares as shall be reasonably requested by the Company to effect the registration of the resale of the Subscribed Shares and the Warrant Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Subscribed Shares, the Private Placement Pre-Funded Warrants or the Warrant Shares. Notwithstanding the foregoing, if the applicable Effectiveness Date falls on a day which is not a Business Day or other day that the Commission is closed for business, the Effectiveness Date shall be extended to the next Business Day on which the Commission is open for business. The Company will use its commercially reasonable efforts to provide a draft of the First Registration Statement and the Second Registration Statement, as applicable, to the Subscriber for review at least two (2) business days in advance of filing such Registration Statement. In no event shall the Subscriber be identified as a statutory underwriter in either Registration Statement; provided, that if the Commission requires that the Subscriber be identified as a statutory underwriter in a Registration Statement, the Subscriber will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from such Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register the Subscribed Shares will be deemed satisfied or (ii) be included as such in such Registration Statement. Upon notification by the Commission that any Registration Statement has been declared effective by the SEC, within one (1) business day thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act. Further notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the applicable Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the respective Aggregate Subscribed Shares and Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants (and notwithstanding that the Company used diligent efforts to advocate with the staff of the Commission for the registration of all or a greater portion of the Aggregate Subscribed Shares and/or Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants), such Registration Statement shall register for resale such number of Aggregate Subscribed Shares and Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants that is equal to the maximum number of Aggregate Subscribed Shares and Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants as is permitted by the Commission. In such event, the number of Subscribed Shares, Warrant Shares, Other Subscribed Shares or Ordinary Shares issuable upon exercise of the Other Private Placement Pre-Funded Warrants to be registered for each selling shareholder named in the applicable Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Aggregate Subscribed Shares under Rule 415 under the Securities Act, the Company shall amend the applicable Registration Statement or file one or more new registration statement(s) (such amendment or new registration statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Aggregate Subscribed Shares and/or Ordinary Shares issuable upon exercise of the Aggregate Private Placement Pre-Funded Warrants not included in any prior Registration Statement and cause such Registration Statement to become effective as promptly as practicable after the filing thereof, but in any event no later than 30 calendar days after the filing of such Registration Statement (the “Additional Effectiveness Date”); provided, that the Additional Effectiveness Date shall be extended to sixty (60) calendar days after the filing of such Registration Statement if the SEC notifies the Company that it will “review” such Registration Statement; provided, further, notwithstanding the foregoing, that the Company shall have such Registration Statement declared effective within five (5) business days after the date the Company is notified in writing by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review. For purposes of clarification, any failure by the Company to file the applicable Registration Statement by the First Filing Deadline or the Second Filing Deadline, as applicable, to effect such Registration Statement by the applicable Effectiveness Date (or Additional Effectiveness Date) shall not otherwise relieve the Company of its obligations to file or effect the applicable Registration Statement set forth in this Section 6.
(b)   In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, respond to Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:
(i)   except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement, and cause the Registration Statement to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Subscribed Shares and the Warrant Shares, until the earliest of (i) the date on which the Subscribed Shares and the Warrant Shares may be resold without restriction under Rule 144, including without limitation, any volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (ii) the date on which all such Subscribed Shares and Warrant Shares have actually been sold pursuant to Rule 144 or pursuant to the Registration Statement, and (iii) the date which is two (2) years from the later of (x) the Effectiveness Date of the First Registration Statement or (y) the Additional Effectiveness Date, if applicable (the “Effectiveness Period”).
(ii)   advise Subscriber, as expeditiously as possible by e-mail, and in any event, within twenty-four (24) hours:
(1)   when a Registration Statement or any amendment thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective;
(2)   after it shall receive notice or obtain knowledge thereof, of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information; provided that no such notice is required when supplements to such Registration Statement have been filed;
(3)   after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;
(4)   of the receipt by the Company of any notification with respect to the suspension of the qualification of the Subscribed Shares or Warrant Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
(5)   subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.
Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company;
(iii)   use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;
(iv)   upon the occurrence of any event contemplated in Section 6(b)(ii)(4) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Subscribed Shares and Warrant Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(v)   until the Subscriber no longer holds any Subscribed Shares, Private Placement Pre-Funded Warrants or Warrant Shares, cause the Subscribed Shares and Warrant Shares to be listed on each securities exchange or market, if any, on which the Ordinary Shares issued by the Company have been listed;
(vi)   use its commercially reasonable efforts to allow Subscriber to review, and reasonably consider comments by Subscriber, on disclosure regarding Subscriber in the Registration Statement;
(vii)   for as long as Subscriber holds Subscribed Shares or Private Placement Pre-Funded Warrants, use commercially reasonable efforts to (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the Commission required under the Exchange Act all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and (C) provide all customary and reasonable cooperation, necessary to enable the Subscriber to resell the Subscribed Shares or the Warrant Shares, as applicable, pursuant to the applicable Registration Statement or Rule 144 of the Securities Act (in each case, when Rule 144 of the Securities Act becomes available to Subscriber), as applicable; and
(viii)   otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by Subscriber, consistent with the terms of this Subscription Agreement, in connection with the registration of the resale of the Subscribed Shares and Warrant Shares.
(c)   Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the applicable Registration Statement, and from time to time to require any Subscriber not to sell under the applicable Registration Statement or to suspend the effectiveness thereof, (x) if (i) it determines that in order for such Registration Statement not to contain a material misstatement or omission, an amendment or supplement thereto would be needed or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Company in such Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in such Registration Statement would be expected, in the reasonable determination of the Company, upon the advice of legal counsel, to cause such Registration Statement to fail to comply with applicable disclosure requirements and (y) as may be necessary in connection with the preparation and filing of a post-effective amendment to such Registration Statement following the filing of the Company’s Annual Report on Form 10-K for its first completed fiscal year following the First Closing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend either Registration Statement on more than two (2) occasions or for more than forty-five (45) consecutive calendar days, or more than a total of ninety (90) calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notices shall not contain any material, non-public information or subject Subscriber to any duty of confidentiality) during the period that the applicable Registration Statement is effective or if as a result of a Suspension Event such Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will immediately discontinue offers and sales of the Subscribed Shares and Warrant Shares under such Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales (which notices shall not contain any material, nonpublic information or subject Subscriber to any duty of confidentiality). If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Subscribed Shares and Warrant Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Shares and Warrant Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Ordinary Shares to a transferee of the Subscriber in connection with any sale of Subscribed Shares with respect to which the Subscriber has entered into a contract for sale, prior to the Subscriber’s receipt of the notice of a Suspension Event and for which the Subscriber has not yet settled.
(d)   Subject to Section 6(c) above, if: (a) a Registration Statement covering all of the Aggregate Subscribed Shares required to be covered thereby and required to be filed by the Company pursuant to this Agreement is: (i) not filed with the Commission on or before the First Filing Deadline or the Second Filing Deadline, as applicable (a “Filing Failure”), or (ii) not declared effective by the Commission on or before the Effectiveness Date (an “Effectiveness Failure”), (b) on any day during the period commencing on the First Closing Date and ending on the earliest of: (x) the date as of which the Subscriber may sell all of the Subscribed Shares under Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act; (y) the second anniversary of the Second Closing Date; or (z) the date on which such Subscriber shall have sold all of the Subscribed Shares pursuant to a Registration Statement (the “Reporting Period”), sales of all of the Aggregate Subscribed Shares required to be included on such Registration Statement cannot be made, or (c) if the applicable Registration Statement is on Form S-1, for a period of fifteen (15) days following the date the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of ordinary shares) (a “Maintenance Failure”), then, in addition to any other rights the holders may have under this Agreement or under applicable law, the Company shall pay, as liquidated damages and not as a penalty, to each holder of Aggregate Subscribed Shares relating to such Registration Statement an amount in cash equal to one percent (1.0%) of such holder’s Pro Rata Interest in the Aggregate Subscription Amount on the initial day of a Maintenance Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 6(d) are referred to herein as “Registration Delay Payments”; provided, that no Registration Delay Payments shall be required following the termination of the Reporting Period. The first such Registration Delay Payment shall be paid within three (3) Business Days after the event or failure giving rise to such Registration Delay Payment occurred and all other Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. For purposes of this Section 6(d), “Pro Rata Interest” is defined as the number of Subscribed Shares purchased by the applicable Subscriber, relative to the Aggregate Subscribed Shares.
(e)   The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under a Registration Statement), and its officers, directors, partners, managers, members, stockholders, advisers and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, managers, members, stockholders, advisers and agents of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statements, any prospectus included in the Registration Statements or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 6, except, in each case, to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein or such Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected by Subscriber without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Subscriber, (B) in connection with any failure of Subscriber to deliver or cause to be delivered a prospectus made available to Subscriber by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of Subscriber by means of a freewriting prospectus (as defined in Rule 405) that was not authorized by the Company, or (D) in connection with any offers or sales effected by or on behalf of a Subscriber in violation of Section 6(b) of this Subscription Agreement. The Company shall notify such Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Company is aware. The indemnity set forth in this Section 6(e) shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares and Warrant Shares by Subscriber.
(f)   If the total number of Ordinary Shares that Subscriber and any other person(s) intend to include in an underwritten offering exceeds the number of Ordinary Shares that can be sold in an underwritten offering without being likely to have an adverse effect on the price, timing or distribution of Ordinary Shares offered or the market for the Ordinary Shares as determined by the managing underwriter of such offering, then the Ordinary Shares to be included in such offering shall include the number of Ordinary Shares that the managing underwriter of the offering advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company or other party or parties requesting or initiating such registration or to any other holder of securities of the Company having rights of registration pursuant to an existing registration rights agreement and (ii) second, Subscribers, allocated among Subscribers on the basis of the number of Ordinary Shares proposed to be sold by each applicable member of Subscribers in such underwritten offering (based, for each such participant, described in this clause (ii), on the percentage derived by dividing (x) the number of Ordinary Shares proposed to be sold by such participant in such underwritten offering by (y) the aggregate number of Ordinary Shares proposed to be sold by all such participants) or in such manner as they may agree, and (iii) third, to other holders of Ordinary Shares with registration rights entitling them to participate in such underwritten offering.
(g)   Subscriber (to the extent a seller under a Registration Statement), severally and not jointly with the Other Subscribers, shall indemnify and hold harmless the Company, its directors, officers, agents, trustees, partners, members, managers, shareholders, affiliates, investment advisors and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statements, any prospectus included in the Registration Statements, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 6(g) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the written consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed) nor shall Subscriber be liable for any Losses to the extent they arise out of or are based upon a violation which occurs in reliance upon and in conformity with written information furnished by the Company. In no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Subscribed Shares or Warrant Shares giving rise to such indemnification obligation. Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6(g) of which such Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares and Warrant Shares by Subscriber.
(h)   Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claims, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(i)   If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber shall be limited to the net proceeds received by Subscriber from the sale of Subscribed Shares or Warrant Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission) such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(i) from any person or entity who was not guilty of such fraudulent misrepresentation.

(j)   Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices from the Company otherwise required by this Section 6; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Company in writing at least two business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(j)) and the related suspension period remains in effect, the Company will so notify Subscriber, within one business day of Subscriber’s notification to the Company, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notices shall not contain any material, nonpublic information or subject Subscriber to any duty of confidentiality).
(k)   Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation, warranty or other information made or provided by any person, firm or corporation, other than the statements, representations and warranties expressly contained in this Subscription Agreement, in making its investment or decision to invest.
(l)   Except as otherwise set forth in that certain Amended and Restated Registration Rights Agreement, dated as of March 20, 2023, by and among the Company and certain investors (the “Existing Registration Rights Agreement”), the Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Aggregate Subscribed Shares in this Subscription Agreement.
(m)   For purposes of this Section 6, (i) “Subscriber” shall include any person to whom the rights under this Section 6 shall have been duly assigned, (ii) “Subscribed Shares” shall mean, as of any date of determination, the Subscribed Shares acquired by Subscriber pursuant to this Subscription Agreement and any other equity security issued or issuable with respect to such Subscribed Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, (iii) “Private Placement Pre-Funded Warrants” shall mean, as of any date of determination, the Private Placement Pre-Funded Warrants acquired by Subscriber pursuant to this Subscription Agreement and (iv) “Warrant Shares” shall mean, as of any date of determination, the Warrant Shares to be acquired by Subscriber pursuant to this Subscription Agreement and the Private Placement Pre-Funded Warrants and any other equity security issued or issuable with respect to such Warrant Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event.
(n)   Subject to receipt from the Subscriber by the Company and its transfer agent (the “Transfer Agent”) of customary representations and other documentation (which shall not include a legal opinion) reasonably acceptable to the Company and the Transfer Agent in connection therewith, and, if required by the Transfer Agent, an opinion of the Company’s counsel, in a form reasonably acceptable to the Transfer Agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, the Subscriber may request that the Company remove any legend from the book entry position and/or certificates evidencing the Subscribed Shares within two (2) Business Days of such request and receipt of such representations and other documentation (which shall not include a legal opinion) reasonably acceptable to the Company and the Transfer Agent, following the earliest of such time as such Subscribed Shares (A) are eligible to be sold or transferred or are sold or transferred pursuant to an effective registration statement or (B) are eligible to be sold or are sold pursuant to Rule 144. If restrictive legends are no longer required for the Subscribed Shares pursuant to the foregoing, the Company shall, in accordance with the provisions of this section and reasonably promptly following any request therefor from the Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such Subscribed Shares. The Company shall be responsible for the fees of the Transfer Agent associated with such issuance.
7.   Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, (a) upon the mutual written agreement of the Company and Subscriber to terminate this Subscription Agreement, (b) if any of the conditions to First Closing set forth in Section 2 of this Subscription Agreement are (i) not satisfied or waived in writing by the party entitled to the benefit of such condition prior to the First Closing Date or (ii) not capable of being satisfied on the First Closing Date and, in the case of each of (i) and (ii), as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the First Closing Date, (c) if any of the conditions to Second Closing set forth in Section 3 of this Subscription Agreement are (x) not satisfied or waived in writing by the party entitled to the benefit of such condition prior to the Second Closing Date or (y) not capable of being satisfied on the Second Closing Date and, in the case of each of (x) and (y), as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Second Closing Date or (d) on or after May 5, 2023, if the First Closing has not occurred and prior to the consummation of the First Closing, the Subscriber delivers written notice to the Company specifying that the Subscriber has elected not to proceed with the consummation of the First Closing (the termination events described in clauses (a)  – (d) above, collectively, the “Termination Events”); provided, that nothing herein will relieve any party from liability for any willful breach hereof (including, for the avoidance of doubt, a Subscriber’s willful breach of Section 2(d) of this Subscription Agreement with respect to its representations, warranties and covenants as of the date of the First Closing and Section 3(d) of this Subscription Agreement with respect to its representations, warranties and covenants as of the date of the Second Closing) prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect with regard to any as-yet uncompleted subscriptions for the Subscribed Shares and any monies paid by the Subscriber to the Company in connection herewith shall promptly (and in any event within one (1) Business Day) following the Termination Event be returned to the Subscriber without any deduction for or on account of any tax, withholding, charges, or set-off.
8.   Second Closing Abandonment.   In the event that the Second Closing shall not have been consummated on or prior to 5:00 pm New York Time on November 15, 2023 or such later date, if any, as the Company and the Subscriber may mutually agree (the “Abandonment Date”), either the Subscriber or the Company shall be entitled to deliver written notice (a “Second Closing Abandonment Notice”) to the other specifying that the noticing party has elected not to proceed with the consummation of the Second Closing; provided, however, that the right to deliver a Second Closing Abandonment Notice pursuant to this Section 8 shall not be available to any party whose breach of this Agreement is the primary cause of the failure of the Second Closing to occur on or prior to the Abandonment Date. Upon delivery of a Second Closing Abandonment Notice, the obligation of each party to consummate the Second Closing shall terminate and no party shall thereafter be required to take any action contemplated herein necessary to cause the Second Closing to occur (the “Second Closing Abandonment”). For the avoidance of doubt, (i) the occurrence of the Second Closing Abandonment shall not limit any liability for a breach of this Agreement occurring prior to the Second Closing Abandonment and (ii) following the Second Closing Abandonment, all other terms, conditions and indemnities set forth herein shall continue in full effect in accordance with their terms.
9.   No Short Sales.   Subscriber hereby agrees that, from the date of this Subscription Agreement until the public announcement of the transactions contemplated by this Subscription Agreement (or earlier termination of this Subscription Agreement), neither Subscriber nor any person acting on behalf of Subscriber or pursuant to any understanding with the Subscriber will engage in any Short Sales (as defined below) with respect to securities of the Company, as applicable. For purposes of this Section 9, “Short Sales” shall mean all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), or sales or other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing in this Section 9 shall prohibit other entities under common management with Subscriber (including Subscriber’s controlled affiliates and/or affiliates), or that share an investment advisor with Subscriber, from entering into any Short Sales and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the limitations set forth in the first sentence of this Section 9 shall only apply with respect to the portion of assets managed by the portfolio managers or desks that made the investment decision to purchase the Subscribed Shares and Private Placement Pre-Funded Warrants covered by this Subscription Agreement. For the avoidance of doubt, this Section 9 shall not apply to (i) any sale (including the exercise of any redemption right) of securities of the Company (A) held by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (B) purchased by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement or (ii) ordinary course, non-speculative hedging transactions.
10.   No Additional Issuances.   During the period from the date hereof until 90 calendar days from the later of (i) the Effectiveness Date of the First Registration Statement or (ii) the Additional Effectiveness Date, if applicable , except for (a) the Ordinary Shares being issued pursuant to the Subscription Agreements, (b) the Ordinary Shares being issued pursuant to existing agreements or commitments or other securities that are convertible and/or exercisable into Ordinary Shares (solely upon such terms as in effect on the date hereof and without giving effect to any amendment thereto) and (c) new grants to the Company’s directors, officers and/or employees of securities that are convertible and/or exercisable into Ordinary Shares, the Company shall not issue or agree to issue any additional Ordinary Shares or other securities which provide the holder thereof the right to convert such securities into, or acquire, Ordinary Shares.
11.   Miscellaneous.
(a)   All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient; (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 11(a).
(b)   Subscriber acknowledges that (i) the Company will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement and (ii) the Placement Agents will rely on the representations and warranties of the Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 11(b) shall not give the Company or the Placement Agents any rights other than those expressly set forth herein. Prior to the First Closing and the Second Closing, Subscriber agrees to promptly notify the Company and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects (or, in the case of representations and warranties qualified by materiality or Subscriber Material Adverse Effect, in all respects). The Company acknowledges that Subscriber and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the First Closing and the Second Closing, the Company agrees to promptly notify Subscriber and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects (or, in the case of representations and warranties qualified by materiality or Company Material Adverse Effect, in all respects).
(c)   The Placement Agents shall not be liable to Subscriber, whether in contract, tort, under the federal or state securities laws, or otherwise, for any action taken or omitted to be taken by the Placement Agents in connection with the Subscription. Subscriber, on behalf of itself and its affiliates, (i) hereby releases the Placement Agents in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, or disbursements related to the Subscription and (ii) shall not commence any litigation or bring any claim against the Placement Agent in any court or any other forum which relates to, may arise out of, or is in connection with, the Subscription, except to the extent that any loss, claim, damage, or liability is found in a final judgment by a court of competent jurisdiction to have resulted from the willful misconduct, fraud, bad faith, or gross negligence of the Placement Agents or any of its directors, officers, employees representatives or controlling persons. Subscriber agrees that the foregoing release and waiver is given freely and after obtaining independent legal advice and understands such release and waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law.
(d)   Each of the Company, the Placement Agents, and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as requested or required by law, rule or regulation in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided that, with respect to production by the Company, such party will provide Subscriber with at least three (3) Business Days’ prior written notice of such production to the extent legally permissible and subject to Section 11(t).
(e)   Regardless of whether either or both of the Closings occur, each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.
(f)   Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Subscribed Shares and the Private Placement Pre-Funded Warrants acquired hereunder, if any, and the rights set forth in Section 6) may be transferred or assigned. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more qualified funds (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another person, provided that no such assignment shall relieve the original Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief, and such assignee agrees in writing to be bound by the terms hereof.
(g)   All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closings.
(h)   The Company may request from Subscriber such additional information as the Company may reasonably determine necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares and the Private Placement Pre-Funded Warrants, to register the resale of the Subscribed Shares and the Warrant Shares Placement Pre-Funded Warrants or otherwise consummate or evidence the transaction contemplated by this Subscription Agreement, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures provided that Company agrees to keep any such information provided by Subscriber confidential other than as necessary to include in any registration statement the Company is required to file hereunder or in connection herewith. Subscriber acknowledges and agrees that if it does not provide the Company with such requested information, the Company may not be able to register the Subscribed Shares and the Warrant Shares Placement Pre-Funded Warrants for resale pursuant to Section 6 hereof. Subject to Section 11(t), Subscriber hereby agrees that a form of the Subscription Agreement (which form shall not identify Subscriber), as well as the nature of Subscriber’s obligations hereunder, may be disclosed in any public announcement or disclosure required by the Commission and in any registration statement, proxy statement, consent solicitation statement, information statement or any other Commission filing to be filed by the Company in connection with the issuance of the Subscribed Shares and the Private Placement Pre-Funded Warrants contemplated by this Subscription Agreement, in each case without Subscriber’s prior written consent.
(i)   This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto.

(j)   This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties hereto, with respect to the subject matter hereof.
(k)   Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Each of the parties hereto shall be entitled to seek and obtain equitable relief, without proof of actual damages, including an injunction or injunctions or order for specific performance to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement to cause Subscriber to fund the Subscription Amount and cause the First Closing to occur if the conditions in Section 2 of this Subscription Agreement have been satisfied and cause the Second Closing to occur if the conditions in Section 3 of this Subscription Agreement have been satisfied or, to the extent permitted by applicable law, waived by the applicable party entitled to waive any such condition. Each party hereto further agrees that the parties hereto shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 11(k), and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
(l)   Each of the Company and Subscriber further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of the Company and of the Subscriber contained in this Subscription Agreement; provided, that the Company and the Subscriber shall have no liability to the Placement Agents with respect to the representations and warranties of the other party.
(m)   If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect so long as this Subscription Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
(n)   This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail or in .pdf or any other form of electronic delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
(o)   The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled to seek at law, in equity, in contract, in tort or otherwise. The parties hereto further agree not to assert that a remedy of specific enforcement pursuant to this Section 11(o) is unenforceable, invalid, contrary to applicable law or inequitable for any reason and to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. In addition, the prevailing party in any action to enforce the provisions of this agreement shall be entitled to fees and expenses incurred in connection therewith. The parties acknowledge and agree that this Section 11(o) is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

(p)   This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction.
(q)   EACH PARTY, AND ANY PARTY ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY, HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.
(r)   The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the state courts of New York located in the county of New York or in the federal courts located in the state and county of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Notwithstanding the foregoing, a final judgement in any such action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 11(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.
(s)   This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, partner, shareholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby.
(t)   The Company shall, by 9:00 a.m., Eastern Time, on or before the first (1st) Business Day immediately following the date of this Subscription Agreement (the “Disclosure Time”), issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “First Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated by the First Closing and the Second Closing and any other material, non-public information that the Company has provided to Subscriber at any time prior to the filing of the First Disclosure Document and including as an exhibit the April 2023 investor presentation provided to Subscriber. The Company shall, by 9:00 a.m., Eastern time, on or before the first (1st) Business Day immediately following the Extraordinary General Meeting, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Extraordinary General

Meeting Disclosure Document”) disclosing the results of the Extraordinary General Meeting and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Extraordinary General Meeting Disclosure Document. The Company shall, by 9:00 a.m., Eastern time, on or before the first (1st) Business Day immediately following the Second Closing Date, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Subsequent Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements). Upon the issuance or filing, as applicable, of the First Disclosure Document, which shall include a public announcement of the transactions contemplated by this Subscription Agreement, the Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, affiliates, employees or agents, including the Placement Agents. From and after the issuance of the First Disclosure Document, the Company shall not provide any material, nonpublic information to the Subscriber, unless otherwise specifically agreed in writing by the Subscriber, except in the case of material, nonpublic information provided to an observer of the Board or member of the Board who is affiliated with the Subscriber. Upon the earlier of the (i) the Disclosure Time and (ii) the issuance of the First Disclosure Document, the Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Company or any of its officers, directors, affiliates, employees or agents, including the Placement Agents. The Company understands and confirms that the Subscriber and its affiliates will rely on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding the foregoing, or anything contained to the contrary in Section 11(d), the Company shall not publicly disclose the name of Subscriber or any affiliate or investment advisor of Subscriber, or include the name of Subscriber or any affiliate or investment advisor of Subscriber in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent (including by e-mail) of Subscriber, except as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under Nasdaq regulations, in which case the Company shall provide Subscriber with reasonable prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber hereby consents to the publication and disclosure in any Form 8-K filed by the Company with the Commission pursuant to applicable securities laws, of Subscriber’s name and identity and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed required or appropriate by the Company, a copy of this Subscription Agreement. Any such disclosure under the foregoing two sentences shall be made only after the Company as soon as practicable notifies Subscriber of such requirement to disclose (except where prohibited by applicable law, legal process or regulatory request). The Company shall provide a draft of any proposed disclosures under this Section 11(t) to Subscriber reasonably in advance of the release of such disclosures, but in no event less than one Business Day prior to release, and shall consider in good faith any revisions to such disclosure proposed by Subscriber. Notwithstanding the foregoing or anything contained to the contrary in Section 11(d), the Company may make disclosures to an auditor or governmental or regulatory authority pursuant to any routine investigation, inspection, examination or inquiry without providing Subscriber with any notification thereof, unless Subscriber is the subject of any such investigation, inspection, examination or inquiry (in which case the preceding sentence shall govern).
(u)   The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under any Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares and the Private Placement Pre-Funded Warrants pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions or this Subscription Agreement or any Other Subscription Agreement. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber pursuant hereto or by any Other Subscriber pursuant thereto, shall be deemed to constitute Subscriber and Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares and the Private Placement Pre-Funded Warrants or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.
(v)   When reference is made in this Subscription Agreement to a Section, such reference shall be to a Section of this Subscription Agreement, unless otherwise indicated. The headings contained in this Subscription Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Subscription Agreement. Whenever the context may require, any pronouns used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” is used in the inclusive sense of “and/or.” The terms “or,” “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. When used in the agreement, “person” shall mean any natural person, corporation, exempted company, limited liability company, partnership, exempted limited partnership, association, trust or other entity, including a governmental entity, as applicable. No summary of this Subscription Agreement prepared by any party shall affect the meaning or interpretation of this Subscription Agreement. The parties agree that the terms “material,” “materially” and “materiality” as used in this Subscription Agreement with an initial lower case “m” shall have their respective customary and ordinary meanings, without regard to the meanings ascribed to Company Material Adverse Effect or Subscriber Material Adverse Effect as defined in this Subscription Agreement.
(w)   The Company shall use commercially reasonable efforts consistent with the business objectives and operations of the Company to avoid being treated in any taxable year as a “passive foreign investment company” (“PFIC”) as such term is defined in Section 1297 of the Code. No later than 90 days following the end of each Company taxable year, the Company shall determine and advise the Subscriber whether the Company is expected to be, or was, a PFIC or a “Controlled Foreign Corporation” (“CFC”) as defined in the Code for any taxable year and to determine whether such Subscriber or any of such Subscriber’s Partners is required to (x) report its pro rata portion of the Company’s “Subpart F Income” as defined in Section 951 of the Code and the regulations thereunder on its United States federal income tax return or (y) include in gross income global intangible low-taxed income (“GILTI”) as defined in Section 951A of the Code and the regulations thereunder, or to allow such Subscriber or such Subscriber’s Partners to otherwise comply with applicable United States federal income tax laws. If the Company determines that it will be a PFIC or CFC for any taxable year, the Company will, with such advice as may be reasonably requested from such Subscriber, prepare the information required to comply with applicable PFIC and/or CFC reporting requirements. For purposes of the foregoing, (i) the term “Subscriber’s Partners” shall mean each of the Subscriber’s partners and any direct or indirect equity owners of such partners and (ii) the “Company” shall mean the Company and any of its subsidiaries. In connection with a “Qualified Electing Fund” election made by the Subscriber or any of the Subscriber’s Partners pursuant to Section 1295 of the Code or a “Protective Statement” filed by the Subscriber or any of Subscriber’s Partners pursuant to Treasury Regulation Section 1.1295-3, as amended (or any successor thereto), the Company shall provide PFIC Annual Information Statement pursuant to Treasury Regulation Section 1.1295-1, as amended (or any successor thereto), and annual financial information to the relevant Subscriber(s) as soon as reasonably practicable following the end of each taxable year of the Company (but in no event later than 60 days following the end of each such taxable year), and shall provide such Subscriber(s) with access to such other Company information as may reasonably be required for purposes of filing U.S. federal income tax returns of the Subscriber and such Subscriber’s Partners in connection with any such Qualified Electing Fund election or Protective Statement. At the reasonable request of such Subscriber, the Company will obtain advice of professionals experienced in matters relating to the relevant aspects of the Code of its choice, to the extent necessary to make the determination and to provide the information described above.
(x)   The Company agrees to use its commercially reasonable efforts to effectuate the transactions contemplated by those certain voting agreements which shall include the affirmative obligation of each Principal Shareholder to vote in favor of the Shareholder Approval (each a “Voting Agreement” and together, the “Voting Agreements”), executed by the Company and certain Shareholders who in the aggregate own or control more than fifty percent (50%) of the outstanding Ordinary Shares (collectively, the “Principal Shareholders”). The Company shall not amend or waive any provision of the Voting Agreements and shall enforce the provisions of the Voting Agreements in accordance with their terms. If any of the Principal Shareholders materially breach any provisions of their Voting Agreement, the Company shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Voting Agreement. In addition, if the Company receives a notice of material breach from any of the Principal Shareholders pursuant to a Voting Agreement, the Company shall promptly, but in no event later than two (2) Business Days, deliver a copy of such notice to the Subscriber.
[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.
ZURA BIO LIMITED
By:

Name:
Someit Sidhu

Title:
Chief Executive Officer

Address for Notices:
4225 Executive Square, Suite 600
La Jolla, CA 92037
[Signature Page to Zura Bio Limited Subscription Agreement]

SUBSCRIBER:
Signature of Subscriber:
By:

Name:
Title:
Date:

Name of Subscriber:

(Please print. Please indicate name and
capacity of person signing above)

Name in which shares are to be registered
(if different):
Email Address:

Subscriber’s EIN:

Jurisdiction of residency:
Number of Subscribed Shares subscribed for:
Number of Private Placement Pre-Funded Warrants subscribed for:
Per Share Subscription Price: $4.25
Subscription Amount: $
Number of First Subscribed Shares:
Number of First Private Placement Pre-Funded Warrants:
First Subscription Amount:
Number of Second Subscribed Shares:
Number of Second Private Placement Pre-Funded Warrants:
Second Subscription Amount:
You must pay the First Subscription Amount and the Second Subscription Amount by wire transfer of United States dollars in immediately available funds to the account of the Company specified by the Company in writing.

EXHIBIT A
Form of Private Placement Pre-Funded Warrant
[See Annex B to the Proxy Statement.]

ANNEX A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER
This Annex A should be completed and signed by Subscriber
and constitutes a part of the Subscription Agreement.
A.
QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐
Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.
FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box)

☐
Subscriber is a “institutional investor” (as defined in FINRA Rule 2111).

C.
ACCREDITED INVESTOR STATUS (Please check the box)

☐
Subscriber is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

D.
NON-U.S. PERSON STATUS (Please check the box)

☐
Subscriber is a non-U.S. person located outside of the United States.

E.
AFFILIATE STATUS
(Please check the applicable box)

SUBSCRIBER:
☐
is:

☐
is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.
Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”
☐
(1)   Any bank, registered broker or dealer, insurance company, registered investment company, private business development company, or small business investment company;

☐
(2)   Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐
(3)   Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment advisor makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐
(4)   Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐
(5)   Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐
(6)   Any entity, of a type not listed in items (1), (2), (3), (4), or (5) herein, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; or

☐
(7)   Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

F.
FINRA INSTITUTIONAL ACCOUNT STATUS
(Please check the applicable subparagraphs):

☐
Subscriber is an “institutional account” under FINRA Rule 4512(c).

☐
Subscriber is not an “institutional account” under FINRA Rule 4512(c).

SUBSCRIBER:
Print Name:
By:

Name:
Title:

Annex B
PURSUANT TO THE TERMS OF SECTION 1 OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED OR CANCELED, AND THEREFORE THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF. ANY TRANSFEREE OF THIS WARRANT SHOULD CONTACT ZURA BIO LIMITED IN ADVANCE OF ACQUIRING THIS WARRANT TO BE APPRISED OF THE ACTUAL NUMBER OF SHARES THAT MAY BE ACQUIRED PURSUANT TO THE EXERCISE OF THIS WARRANT.
ZURA BIO LIMITED
Pre-Funded Warrant to Purchase Ordinary Shares
Warrant No.:
Number of Ordinary Shares:
Date of Issuance:        , 2023 (“Issuance Date”)
Zura Bio Limited, a Cayman Islands exempted company (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [HOLDER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, until exercised in full (the “Termination Date”),           (         ) fully paid non-assessable Ordinary Shares of the Company (as defined below), subject to adjustment as provided herein (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Pre-Funded Warrant to Purchase Ordinary Shares (including any Pre-Funded Warrants to Purchase Ordinary Shares issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 16. This Warrant is one of the Pre-Funded Warrants to Purchase Ordinary Shares (the “Warrants”) issued pursuant to that certain Subscription Agreement (the “Subscription Agreement”), dated as of April 26, 2023 (the “Subscription Date”) by and between the Company and the Holder.
This Warrant is issued pursuant to, and is subject to the terms and conditions of, the Subscription Agreement.
1.   EXERCISE OF WARRANT.
(a)   Mechanics of Exercise.   Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Issuance Date, in whole or in part, by delivery (whether via facsimile, electronic mail or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Notwithstanding the foregoing, with respect to any Exercise Notice(s) delivered on or prior to the Issuance Date, which may be delivered at any time after the execution of the Subscription Agreement, the Company agrees to deliver the Warrant Shares subject to such Exercise Notice(s) by 5 p.m. (New York time) on the Issuance Date. Within one (1) Trading Day following the delivery of the Exercise Notice, the Holder shall make payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds or, if the provisions of Section 1(d) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder (until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full), nor shall any ink-original signature or medallion guarantee (or other type of guarantee or notarization) with respect to any Exercise Notice be required. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares and the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Exercise Notice of Exercise is delivered to the Company. On or before the first (1st) Trading Day following the date on which the Holder has delivered the applicable Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice, in the form attached to the Exercise Notice, to the Holder and the Company’s transfer agent (the “Transfer Agent”). So long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) on or prior to the first (1st) Trading Day following the date on which the Exercise Notice has been delivered to the Company, then on or prior to the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case following the date on which the Exercise Notice has been delivered to the Company, or, if the Holder does not deliver the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) on or prior to the first (1st) Trading Day following the date on which the Exercise Notice has been delivered to the Company, then on or prior to the first (1st) Trading Day following the date on which the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) is delivered (such earlier date, or if later, the earliest day on which the Company is required to deliver Warrant Shares pursuant to this Section 1(a), the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any, including without limitation for same day processing. Upon delivery of the Exercise Notice and payment of the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) to the maximum extent permitted by applicable law, the Holder shall be deemed for all corporate purposes to have become the holder of record and beneficial owner of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is physically delivered to the Company in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination; provided, however, that the Company shall not be required to deliver Warrant Shares with respect to an exercise prior to the Holder’s delivery of the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) with respect to such exercise.
(b)   Exercise Price.   The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.001 per Warrant Share, was pre-funded to the Company on or prior to the Issuance Date and, consequently, no additional consideration (other than the nominal exercise price of $0.001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per Ordinary Share under this Warrant shall be $0.001, subject to adjustment hereunder (the “Exercise Price”).
(c)   Company’s Failure to Timely Deliver Securities.   In addition to any other rights available to the Holder, (1) if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 1(a) above pursuant to an exercise on or before the Share Delivery Date or (2) if a registration statement covering the resale of the Warrant Shares that are the subject of an Exercise Notice (the “Exercise Notice Warrant Shares”) is not available for the resale of such Exercise Notice Warrant Shares, the Company fails to promptly, but in no event later than one (1) Business Day after such registration statement becomes unavailable, to so notify the Holder, and in connection with a sale of any such Exercise Notice Warrant Shares (the “Sold Exercise Warrant Shares”), the Company is unable to deliver the Sold Exercise Notice Warrant Shares without a restrictive legend, and if after such date, as a result of such failure set forth in (1) or (2), the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Ordinary Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request, (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Ordinary Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Ordinary Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Ordinary Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Ordinary Shares upon exercise of the Warrant as required pursuant to the terms hereof. The obligation of the Company to pay compensation for Buy-In under this Section 1(c) is subject to delivery by the Holder of the aggregate Exercise Price in accordance with the terms of Section 1(a). The Company’s current transfer agent participates in the DTC Fast Automated Securities Transfer Program (“FAST”). In the event that the Company changes transfer agents while this Warrant is outstanding, the Company shall select a transfer agent that participates in FAST. While this Warrant is outstanding, the Company shall cause its transfer agent to participate in FAST with respect to the Warrant Shares. In addition to the foregoing rights, (1) if the Company fails to deliver the applicable number of Warrant Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and (2) if a registration statement covering the resale of Exercise Notice Warrant Shares is not available for the resale of such Exercise Notice Warrant Shares, the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement, and the Company has not already delivered to the Holder the Exercise Notice Warrant Shares without any restrictive legend, then the Holder shall have the right to (x) rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and/or (y) switch some or all of such Exercise Notice from a cash exercise to a Cashless Exercise. In addition to the foregoing, if due solely to the action or inaction of the Company, the Company fails to deliver to the Holder the Warrant Shares subject to an Exercise Notice by the third Trading Day following the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Weighted Average Price of the Ordinary Shares on the date of the applicable Exercise Notice), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the second Trading Day following such Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.
(d)   Cashless Exercise.   Notwithstanding anything contained herein to the contrary, if a registration statement registering the resale of the Warrant Shares under the Securities Act is not effective or available for the resale of the Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of Ordinary Shares determined according to the following formula (a “Cashless Exercise”):
Net Number =	(A x B) – (A x C)
B
For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised.
B= as applicable: (i) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Ordinary Shares as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the Closing Sale Price of the Ordinary Shares on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.
C= $0.001, as adjusted hereunder.
If Warrant Shares are issued in such a cashless exercise, the Company acknowledges and agrees that in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 1(d).
(e)   Disputes.   In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 11.
(f)   Beneficial Ownership.   Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of Ordinary Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by the Holder and the other Attribution

Parties shall include the number of Ordinary Shares held by the Holder and all other Attribution Parties plus the number of Ordinary Shares issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of Ordinary Shares which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preference shares or warrants, including the other Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Warrant, in determining the number of outstanding Ordinary Shares the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding Ordinary Shares as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of Ordinary Shares outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding Ordinary Shares is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of Ordinary Shares then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Ordinary Shares to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding Ordinary Shares (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be immediately surrendered for nil consideration pursuant to Section 37B of the Companies Act (Revised) of the Cayman Islands (and the Company hereby agrees to accept such surrender). For purposes of clarity, the Ordinary Shares issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this

Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant. This Section 1(f) shall not restrict the number of Ordinary Shares which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 4(b) of this Warrant. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided that any increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.
(g)   Required Reserve Amount.   So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of Ordinary Shares at least equal to 100% of the maximum number of Ordinary Shares as shall be necessary to satisfy the Company’s obligation to issue Ordinary Shares under the Warrants then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of Ordinary Shares reserved pursuant to this Section 1(g) be reduced other than in connection with any exercise of Warrants or such other event covered by Section 2 below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Warrants based on the number of Ordinary Shares issuable upon exercise of Warrants held by each holder thereof on the Issuance Date (without regard to any limitations on exercise) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any Ordinary Shares reserved and allocated to any Person which ceases to hold any Warrants shall be allocated to the remaining holders of Warrants, pro rata based on the number of Ordinary Shares issuable upon exercise of the Warrants then held by such holders thereof (without regard to any limitations on exercise).
(h)   Insufficient Authorized Shares.   If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved Ordinary Shares to satisfy its obligation to reserve for issuance the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall promptly take all action reasonably necessary to increase the Company’s authorized Ordinary Shares to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a general meeting of its shareholders for the approval of an increase in the number of authorized Ordinary Shares. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its commercially reasonable efforts to solicit its shareholders’ approval of such increase in authorized Ordinary Shares and to cause its board of directors to recommend to the shareholders that they approve such proposal.
2.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES UPON SUBDIVISION OR COMBINATION OF ORDINARY SHARES.   If the Company at any time on or after the Subscription Date subdivides (by any share split, share dividend, recapitalization or otherwise) one or more classes of its outstanding Ordinary Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse share split or otherwise) one or more classes of its outstanding Ordinary Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2 shall become effective at the close of business on the date the subdivision or combination becomes effective.
3.   RIGHTS UPON DISTRIBUTION OF ASSETS.   In addition to any adjustments pursuant to Section 2 above, if, on or after the Subscription Date and on or prior to the Termination Date, the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Ordinary Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, share or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution (being the record date fixed for such Distribution or the date on which the Company’s register of members is closed for the purpose of determining the shareholders entitled to participate in such Distribution), or, if no such record is taken, the date as of which the record holders of Ordinary Shares are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such Ordinary Shares as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation). For the avoidance of doubt, the Holder’s entitlement to participate in a Distribution pursuant to this Section 3, (i) shall be solely a contractual right to receive assets in connection with the Distribution in respect of any remaining Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant and (ii) shall not and shall not be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company with respect to such remaining Warrant Shares.
4.   PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.
(a)   Purchase Rights.   In addition to any adjustments pursuant to Section 2 above, if at any time on or after the Subscription Date and on or prior to the Termination Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase shares, warrants, securities or other property pro rata to the record holders of any class of Ordinary Shares (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Ordinary Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights (being the record date fixed for the grant, issuance or sale of such Purchase Rights or the date on which the Company’s register of members is closed for the purpose of determining the shareholders entitled to the grant, issuance or sale of such Purchase Rights), or, if no such record is taken, the date as of which the record holders of Ordinary Shares are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such Ordinary Shares as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation). For the avoidance of doubt, the Holder’s entitlement to acquire Purchase Rights pursuant to this Section 4, (i) shall be solely a contractual right to acquire Purchase Rights in respect of any remaining Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant and (ii) shall not and shall not be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company with respect to such remaining Warrant Shares.

(b)   Fundamental Transaction.   The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 4(b), including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the Ordinary Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Ordinary Shares pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for the Company (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of Ordinary Shares are entitled to receive securities or other assets with respect to or in exchange for Ordinary Shares (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the Ordinary Shares (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) (collectively, the “Corporate Event Consideration”) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). The provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. The provisions of this Section 4(b) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.
5.   NONCIRCUMVENTION.   The Company hereby covenants and agrees that the Company will not, by amendment of its second amended and restated memorandum and articles of association, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Ordinary Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Ordinary Shares upon the exercise of this Warrant, and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Ordinary Shares, solely for the purpose of effecting the exercise of the Warrants, the Required Reserve Amount.
6.   WARRANT HOLDER NOT DEEMED A SHAREHOLDER.   Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of shares in the capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of any corporate action required to be specified in such notice.
7.   REISSUANCE OF WARRANTS.
(a)   Transfer of Warrant.   If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.
(b)   Lost, Stolen or Mutilated Warrant.   Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but without the obligation to post a bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.
(c)   Exchangeable for Multiple Warrants.   This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender.
(d)   Issuance of New Warrants.   Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of Ordinary Shares underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.
8.   NOTICES.   Whenever notice is required to be given under this Warrant, including, without limitation, an Exercise Notice, unless otherwise provided herein, such notice shall be given in writing, (i) if delivered (a) from within the domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, electronic mail or by facsimile or (b) from outside the United States, by International Federal Express, electronic mail or facsimile, and (ii) will be deemed given (A) if delivered by first-class registered or certified mail domestic, three (3) Business Days after so mailed, (B) if delivered by nationally recognized overnight carrier, one (1) Business Day after so mailed, (C) if delivered by International Federal Express, two (2) Business Days after so mailed and (D) on the date of transmission, if delivered by electronic mail to each of the email addresses specified in this Section 8 prior to 5:00 p.m. (New York time) on a Trading Day, (E) the next Trading Day after the date of transmission, if delivered by electronic mail to each of the email addresses specified in this Section 8 on a day that is not a Trading Day or later than 5:00 p.m. (New York time) on any Trading Day and (F) if delivered by facsimile, upon electronic confirmation of delivery of such facsimile, and will be delivered and addressed as follows:

(i)
if to the Company, to:

Zura Bio Limited
C/O Maples Corporate Services Limited
PO Box 309, Ugland House
Grand Cayman, KY1-1104, Cayman Islands
(ii)
if to the Holder, at such address or other contact information delivered by the Holder to Company or as is on the books and records of the Company.

The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its register of members or fixes record date (A) with respect to any dividend or distribution upon the Ordinary Shares, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase shares, warrants, securities or other property pro rata to the record holders of any class of Ordinary Shares or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder; provided, further, that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. It is expressly understood and agreed that the time of exercise specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.
9.   AMENDMENT AND WAIVER.   Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.
10.   GOVERNING LAW; JURISDICTION; JURY TRIAL.   This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.
11.   DISPUTE RESOLUTION.   In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Business Days of receipt of the Exercise Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile or electronic mail (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
12.   REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.   The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and any other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. Notwithstanding the foregoing or anything else herein to the contrary, other than as expressly provided in Section 1(c) hereof, if the Company is for any reason unable to issue and deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.
13.   TRANSFER; SIGNATURE.   This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company. This Warrant may be executed by facsimile signature or electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com).
14.   SEVERABILITY; CONSTRUCTION; HEADINGS.   If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.
15.   DISCLOSURE.   Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries, the Company shall contemporaneously with any such receipt or delivery, publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries.
16.   CERTAIN DEFINITIONS.   For purposes of this Warrant, the following terms shall have the following meanings:
(a)   ”Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended.
(b)   ”Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Subscription Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Ordinary Shares would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(c)   ”Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 11. All such determinations shall be appropriately adjusted for any share dividend, share split, share combination or other similar transaction during such period.
(d)   ”Bloomberg” means Bloomberg Financial Markets.
(e)   ”Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
(f)   ”Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or other similar transaction during the applicable calculation period.
(g)   ”Ordinary Shares” means (i) the Company’s Class A ordinary shares, par value $0.0001 per share, and (ii) any shares in the capital of the Company into which such Class A ordinary shares shall have been changed or any shares in the capital of the Company resulting from a reclassification or redesignation of such Class A ordinary shares.
(h)   ”Convertible Securities” means any shares or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Ordinary Shares.
(i)   ”Eligible Market” means The Nasdaq Capital Market, The Nasdaq Global Select Market, The Nasdaq Global Market, the NYSE American LLC or The New York Stock Exchange, Inc.
(j)   ”Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into another Person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of either the outstanding Ordinary Shares (not including any Ordinary Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (iv) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such share purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Ordinary Shares or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares.
(k)   ”Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.
(l)   ”Options” means any rights, warrants or options to subscribe for or purchase Ordinary Shares or Convertible Securities.
(m)   ”Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose ordinary shares or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Holder, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Holder or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
(n)   ”Person” means an individual, a limited liability company, an exempted company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(o)   ”Principal Market” means The Nasdaq Capital Market.
(p)   ”Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Company’s primary trading market or quotation system with respect to the Ordinary Shares that is in effect on the date of delivery of an applicable Exercise Notice.
(q)   ”Successor Entity” means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.
(r)   ”Trading Day” means any day on which the Ordinary Shares is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Ordinary Shares, then on the principal securities exchange or securities market on which the Ordinary Shares is then traded.
(s)   ”Transaction Documents” means any agreement entered into by and between the Company and the Holder, as applicable.
(t)   ”Weighted Average Price” “ means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market, or, if the Principal Market is not the principal trading market for the Ordinary Shares, then on the principal securities exchange on which the Ordinary Shares is then traded, during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group

Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Pre-Funded Warrant to Purchase Ordinary Shares to be duly executed as of the Issuance Date set out above.
ZURA BIO LIMITED
By:

Name:
Title:

EXHIBIT A
EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE ORDINARY SHARES
ZURA BIO LIMITED
The undersigned holder hereby exercises the right to purchase                   of the Ordinary Shares (“Warrant Shares”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), evidenced by the attached Warrant to Purchase Ordinary Shares (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
1.   Exercise Price.   The Holder intends that payment of the Exercise Price shall be made as (check one):
☐
Cash Exercise under Section 1(a).

☐
Cashless Exercise under Section 1(d) (provided the conditions therein are satisfied).

2.   Cash Exercise.   If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $       to the Company in accordance with the terms of the Warrant.
3.   Delivery of Warrant Shares.   The Company shall deliver to the holder         Warrant Shares in accordance with the terms of the Warrant.
4.   Representations and Warranties.   By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of Ordinary Shares (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 1(f) of the Warrant to which this notice relates.
Date:
Name of Registered Holder
By:

Name:
Title:

Annex C
ZURA BIO LIMITED
2023 EQUITY INCENTIVE PLAN
FY 2023 SHARE OPTION AWARD AGREEMENT
This Share Option Award Agreement (the “Agreement”), dated as of [•] (the “Grant Date”), is between Zura Bio Limited, a Cayman Islands exempted company (the “Company”), and you as the recipient of an Option grant during the Company’s fiscal year 2023.
The Company desires to provide you with an opportunity to purchase Class A Ordinary Shares, as provided in this Agreement as approved by the Company’s shareholders. The terms of the Company’s 2023 Equity Incentive Plan (the “Plan”) shall apply for purposes of administering and interpreting this grant, provided, however, that the Class A Ordinary Shares subject to this Option shall not be charged against the Plan’s share reserve of be subject to the Plan’s limit on director compensation under Section 5 of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Company’s 2023 Equity Incentive Plan.
Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and you hereby agree as follows:
1.
Grant of Option.

The Company hereby grants to you, as an Award, an Option to purchase all or any part of the aggregate number of 1,130,000 Class A Ordinary Shares on the terms and conditions contained in such communication, this Agreement and the Plan. The Option is not intended to be an incentive share option within the meaning of Section 422 of the Code.
2.
Option Price.

The exercise price (the “Option Price”) per Class A Ordinary Share subject to the Option shall be [•] per share.
3.
Term of Option.

The term of the Option shall be for a period of ten years from the Grant Date (the “Expiration Date”).
4.
Vesting and Exercisability.

This Option shall be vested and nonforfeitable on the Grant Date subject to Sections 5 and 6 below. This Option shall become exercisable over four years as follows:
(a)
25% of the Option shall become exercisable on the first anniversary of the Grant Date and a further 2.083% of it shall become exercisable at the end of each month thereafter.

(b)
In the event of a Change in Control, notwithstanding any provision of the Plan or this Agreement to the contrary, the Option shall become immediately exercisable with respect to 100% of the shares subject to the Option. To the extent practicable, such acceleration of exercisability shall occur in a manner and at a time which allows you the ability to participate in the Change in Control with respect to the Class A Ordinary Shares subject to the Option.

5.
Clawback and Forfeiture.

In the event that you violate any of the terms of this Agreement, you understand and agree that in addition to the Company’s rights to obtain injunctive relief and damages for such violation, (i) you shall return to the Company any Class A Ordinary Shares that vested and any distributions with respect to such vested Class A Ordinary Shares (including any cash dividends or other distributions) received by you or your personal representative and pay to the Company in cash the amount of any proceeds received by you or your personal representative from the disposition or transfer of any such Class A Ordinary Shares, and (ii) the unexercised portion of your Option, whether vested or unvested, shall be immediately forfeited.
6.
Application of Clawback Policy and Share Ownership Guidelines.

This Option and any rights to Class A Ordinary Shares or other property in connection with this Option are subject to terms and conditions of the Company’s Clawback Policy and Share Ownership Guidelines (collectively, the “Policies”), each as may be amended and in effect from time to time. By accepting this Option, you voluntarily agree and acknowledge that: (a) the Policies have been previously provided to you, (b) the Policies are part of this Share Option Award Agreement, (c) the Company may cancel this Option, require reimbursement of Class A Ordinary Shares acquired under this Option and effect any other right of recoupment as provided under the Plan or otherwise in accordance with these Policies as they currently exist or as they may from time to time be adopted or modified in the future by the Company, (d) you may be required to repay to the Company certain previously paid compensation, whether provided under the Plan, this Option, or otherwise in accordance with the Clawback Policy, and (e) you understand the terms and conditions set forth in the Policies and this Section 6. The Company’s rights under this Section 6 shall be in addition to its rights under Section 29 of the Plan.
7.
Method of Exercising Option.

(a)
Subject to the terms and conditions of this Agreement, you may exercise your Option by following the procedures established by the Company from time to time. In addition, you may exercise your Option by written notice to the Company as provided in Section 10 of this Agreement that states (i) your election to exercise the Option, (ii) the Grant Date of the Option, (iii) the Option Price of the Class A Ordinary Shares subject to the Option, (iv) the number of Class A Ordinary Shares as to which the Option is being exercised, and (v) the manner of payment. The notice shall be signed by you or the Person or Persons exercising the Option. The notice shall be accompanied by payment in full of the Option Price for all Class A Ordinary Shares designated in the notice. To the extent that the Option is exercised after your death or the Disability Date, the notice of exercise shall also be accompanied by appropriate proof of the right of such Person or Persons to exercise the Option.

(b)
Payment of the Option Price shall be made to the Company through one or a combination of the following methods:

(i)
cash, in United States currency (including check, draft, money order or wire transfer made payable to the Company);

(ii)
delivery (either actual delivery or by attestation) of Class A Ordinary Shares acquired by you having a Fair Market Value on the date of exercise equal to the Option Price. You shall represent and warrant in writing that you are the owner of the Class A Ordinary Shares so delivered, free and clear of all liens, encumbrances, security interests and restrictions, and you shall duly endorse in blank all certificates delivered to the Company;

(iii)
to the extent permitted by applicable laws and the Company, delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Class A Ordinary Shares and to deliver all or part of the proceeds of such sale to the Company in payment of the Option Price; or

(iv)
with the consent of the Company, by having the Company withhold the number of Class A Ordinary Shares that would otherwise be issuable in an amount equal in value to the Option Price.

8.
Adjustments.

In the event that the Committee administering the Plan shall determine that any dividend or other distribution (whether in the form of cash, Class A Ordinary Shares, other securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Class A Ordinary Shares covered by the Option such that an adjustment is determined by the Committee administering the Plan to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee administering the Plan shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of the shares covered by the Option and the Option Price of the Option.
9.
Lock Up Agreement.

By exercising this Option, you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Class A Ordinary Shares or other securities of the Company held by Participant, for a period of one hundred eighty (180) days following the Grant Date or such longer period as necessary to permit compliance with rules and regulations (the “Lock-Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Class A Ordinary Shares acquired under this Option until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
10.
General Provisions.

(a)
Interpretations.   This Agreement is subject in all respects to the terms of the Plan. A copy of the Plan is available upon your request. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee administering the Plan, and such determination shall be final, conclusive and binding upon all parties in interest.

(b)
No Rights as a Shareholder.   Neither you nor your legal representatives shall have any of the rights and privileges of a shareholder of the Company with respect to the Class A Ordinary Shares subject to the Option unless and until such shares are issued upon exercise of the Option.

(c)
No Right to Board Service.   Nothing in this Agreement or the Plan shall be construed as giving you the right to continue to serve on the Board.

(d)
Option Not Transferable.   Except as otherwise provided by the Plan or by the Committee administering the Plan, the Option shall not be transferable other than by will or by the laws of descent and distribution and the Option shall be exercisable during your lifetime only by you or, if permissible under applicable law, by your guardian or legal representative. The Option may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance of the Option shall be void and unenforceable against the Company or any Affiliate.

(e)
Reservation of Shares.   The Company shall at all times during the term of the Option reserve and keep available such number of Class A Ordinary Shares as will be sufficient to satisfy the requirements of this Agreement.

(f)
Securities Matters.   The Company shall not be required to deliver any Class A Ordinary Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(g)
Headings.   Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

(h)
Sections.   Sections (if any) that are referenced but “intentionally omitted” from this Agreement shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

(i)
Arbitration.   The parties agree that any dispute between the parties regarding this Agreement shall be submitted to binding arbitration in New York, NY.

(j)
Governing Law.   This Agreement shall be governed and construed in accordance with the laws of the Cayman Islands (without giving effect to the conflict of law principles thereof). Subject to Section 10(i) hereof, you agree that the state and federal courts of New York shall have jurisdiction over any litigation between you and the Company regarding this Agreement, and you expressly submit to the exclusive jurisdiction and venue of the federal and state courts sitting in New York, NY.

(k)
Notices.   You should send all written notices regarding this Agreement or the Plan to the Company at the following address:

Zura Bio Limited
4225 Executive Square
Suite 600
San Diego, CA 92037
Attention: Secretary
(l)
Award Agreement and Related Documents.   In connection with your Option grant and this Agreement, the following additional documents were made available to you electronically, and paper copies are available on request directed to the Company’s Human Resources department: (i) the Plan; and (ii) a prospectus relating to the Plan.

ZURA BIO LIMITED
Acting by:

(duly authorized signatory)
PARTICIPANT

Signature

Print Name

Residence Address
[Signature Page to Share Option Award Agreement]

PROXYZURA BIO LIMITEDExtraordinary General Meeting of Shareholders June 1, 2023 @ 12:00 p.m. EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) named below hereby appoint(s) Verender Badial and Kim Davis, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A ordinary shares of Zura Bio Limited that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at 12:00 p.m. EDT on June 1, 2023 and any adjournment or postponement thereof. The Extraordinary General Meeting of Shareholders will be held virtually, and for the purposes of the Second Amended and Restated Memorandum and Articles of Association of Zura Bio Limited, the physical place of the Extraordinary General Meeting shall be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United States of America. In order to attend the meeting virtually, you must register at https://www.viewproxy.com/ZURA/2023/htype.asp by 11:59 p.m. EDT on May 30, 2023. On the day of the Extraordinary General Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Extraordinary General Meeting of Shareholders are contained in the Proxy Statement in the Sections titled “Questions and Answers About These Proxy Materials and Voting” under the headings “How do I attend the Extraordinary General Meeting?” and “How do I vote?”This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:The Proxy Statement is available at: https://www.viewproxy.com/ZURA/2023.

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. (Continued and to be marked, dated, and signed on other side)PROXYZURA BIO LIMITEDExtraordinary General Meeting of Shareholders June 1, 2023 @ 12:00 p.m. EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) named below hereby appoint(s) Verender Badial and Kim Davis, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A ordinary shares of Zura Bio Limited that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at 12:00 p.m. EDT on June 1, 2023 and any adjournment or postponement thereof. The Extraordinary General Meeting of Shareholders will be held virtually, and for the purposes of the Second Amended and Restated Memorandum and Articles of Association of Zura Bio Limited, the physical place of the Extraordinary General Meeting shall be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United States of America. In order to attend the meeting virtually, you must register at https://www.viewproxy.com/ZURA/2023/htype.asp by 11:59 p.m. EDT on May 30, 2023. On the day of the Extraordinary General Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Extraordinary General Meeting of Shareholders are contained in the Proxy Statement in the Sections titled “Questions and Answers About These Proxy Materials and Voting” under the headings “How do I attend the Extraordinary General Meeting?” and “How do I vote?”This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:The Proxy Statement is available at: https://www.viewproxy.com/ZURA/2023.23-15164-1 C6.1 P1 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. DO NOT PRINT IN THIS AREA(Shareholder Name & Address Data)The Board of Directors recommends that you vote FOR the following proposals:Proposal 1. Private Placement Proposal: To approve, by ordinary resolution, the issuance of an aggregate of 15,073,530 of the Company’s Class A ordinary shares (including 3,782,000 shares issuable upon exercise of pre-funded warrants) to certain Subscribers, for consideration of approximately $64 million, pursuant to those certain Subscription Agreements, dated as of April 26, 2023, by and between the Company and the Subscribers, which, combined with the 3,750,000 Class A ordinary shares issued to certain of the Subscribers on May 1, 2023, for consideration of approximately $16 million, pursuant to the Subscription Agreements, would result in the issuance of more than 20% of our outstanding Class A ordinary shares at a discount to the “Minimum Price,” as defined under the applicable rules of the Nasdaq Stock Market LLC, on the date we entered into the Subscription Agreements.Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐VIRTUAL CONTROL NUMBERFOR ☐ AGAINST ☐ ABSTAIN ☐Proposal 2. Equity Compensation Proposal: To approve, by ordinary resolution, the issuance in a private placement of 117,647 Class A ordinary shares to Amit Munshi, the Company's Non-Executive Chairman, pursuant to the Subscription Agreement, dated as of April 26, 2023, by and between the Company and Mr. Munshi, and the grant of options to purchase 1,130,000 Class A ordinary shares to Mr. Munshi.FOR ☐ AGAINST ☐ ABSTAIN ☐Proposal 3. 2023 Equity Incentive Plan Amendment Proposal: To approve, by ordinary resolution, an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of Class A ordinary shares for which awards may be granted under the Equity Incentive Plan by an additional 5,564,315 Class A ordinary shares.FOR ☐ AGAINST ☐ ABSTAIN ☐Proposal 4. Adjournment Proposal: To approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals.FOR ☐ AGAINST ☐ ABSTAIN ☐Note: Such other business that may properly come before the meeting.DateSignatureSignature (Joint Owners)Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or when voting during the Extraordinary General Meeting.INTERNETMAILVote Your Proxy on the Internet: Go to www.AALvote.com/ZURAVote Your Proxy by Mail:Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.Please mark your votes like this ☒